Securities Act Registration No. 333-01073

Investment Company Act Registration No. 811-07537

As filed with the Securities and Exchange Commission on April 30, 2026

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☒
Pre-Effective Amendment No. ______	☐
Post-Effective Amendment No. 47	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☒
Amendment No. 50	☒
(Check appropriate box or boxes)

ROYCE CAPITAL FUND
(Exact name of Registrant as specified in charter)

One Madison Avenue, New York, NY 10010
(Address of principal executive offices) (Zip Code)

(212) 508-4500
(Registrant’s Telephone Number, including Area Code)

Christopher D. Clark, President
The Royce Fund
One Madison Avenue, New York, NY 10010
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2026, pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on (date) pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Total number of pages:

Index to Exhibits is located on page:

Prospectus

Investment and Service Class Shares

May 1, 2026

FUND

INVESTMENT        SERVICE

Royce Capital Fund–Micro-Cap Portfolio

  RCMCX              RCMSX

Royce Capital Fund–Small-Cap Portfolio

  RCPFX               RCSSX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

royceinvest.com

Table of Contents

Royce Micro-Cap Portfolio	2

Royce Small-Cap Portfolio	6

Financial Highlights	10

Royce’s Investment Universe	11

Investing in Foreign Securities	14

Management of the Funds	15

General Shareholder Information	17

The Investment and Service Class shares of Royce Capital Fund are generally offered to life insurance companies that allocate the shares to separate accounts that they establish for the purpose of funding variable annuity contracts and variable life insurance contracts. A Fund or a share class may not be available in connection with a particular variable contract.

Royce Capital Fund Prospectus 2026  | 1

Royce Micro-Cap Portfolio

Investment Goal

Royce Micro-Cap Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include variable contract or other potential charges. Because variable contract or other potential charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your variable contract prospectus for more information about variable contract charges.

Shareholder Fees (fees paid directly from your investment)
	INVESTMENT CLASS	SERVICE CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.22%	0.27%
Total annual Fund operating expenses	1.22%	1.52%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS
1 Year	$124	$155
3 Years	$387	$480
5 Years	$670	$829
10 Years	$1,477	$1,813

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

2  | Royce Capital Fund Prospectus 2026

Royce Capital Fund—Micro-Cap Portfolio (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of micro-cap companies. Micro-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution. Royce uses multiple investment themes and offers wide exposure to micro-cap stocks by investing in companies with strong fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. Royce considers companies with strong balance sheets, attractive growth prospects, and/or the potential for improvement in cash flow levels and internal rates of return, among other factors.

The Fund invests at least 80% of its net assets in equity securities of micro-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Micro-Cap Portfolio is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of micro-cap securities are generally more volatile than those of larger-cap securities. In addition, because micro-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

A significant portion of the Fund’s assets may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Information Technology and Industrials sectors. Information Technology sector companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. In addition, companies from the Industrials sector can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Allocation adjustment programs–used by certain participating insurance companies to help manage the volatility of the relevant variable contract investment options and to preserve variable contract value–may result in transfers of assets among the relevant investment options, including the Fund. These programs may result in large-scale asset flows into and out of the Fund, which could adversely affect the Fund, including its risk profile, expenses, and performance. For example, these asset flows may adversely affect performance by requiring the Fund to purchase or sell securities at inopportune times, by otherwise limiting Royce’s ability to fully implement the Fund’s investment strategies, or by requiring the Fund to hold a larger portion of its assets in cash or highly liquid securities than it otherwise would hold. Such asset flows may also result in higher portfolio turnover rates, increased payments of brokerage commissions, lower asset levels, and higher operating expense ratios for the Fund. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2025, was 42% of the average value of its portfolio.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Royce Capital Fund Prospectus 2026  | 3

Royce Capital Fund—Micro-Cap Portfolio (continued)

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may also prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell Microcap Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests. The Classes have substantially similar returns because they invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns for that Class would have been lower.

Calendar Year Total Returns

Investment Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 35.62% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -31.90% (quarter ended 3/31/20).

The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. If these costs and expenses were reflected, the returns shown would be lower. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns

As of 12/31/25 (%)
	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	13.89	9.17	10.14
Service Class
Return Before Taxes	13.58	8.85	9.86
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell Microcap Index
(Reflects no deductions for fees, expenses, or taxes)	22.98	7.32	9.58
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

4  | Royce Capital Fund Prospectus 2026

Royce Capital Fund—Micro-Cap Portfolio (concluded)

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. James P. Stoeffel is the Fund’s portfolio manager. He is assisted by Portfolio Manager Andrew S. Palen. Mr. Stoeffel became portfolio manager on September 30, 2024. He was previously co-portfolio manager (2015) and lead portfolio manager (2015-September 2024). Mr. Palen became assistant portfolio manager on September 30, 2024.

How to Purchase and Sell Fund Shares

Shares of the Funds will be sold on a continuous basis to separate accounts of insurance companies. Investors may not purchase or redeem shares of the Funds directly, but only through the relevant variable contract. You should refer to the applicable variable contract prospectus for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, or change existing allocations among investment alternatives, including the Funds. No sales charge is imposed by Royce Fund Services, LLC, the Funds’ distributor, upon the purchase or redemption of shares of the Funds. Any sales charges for your variable contract are not reflected in this Prospectus and will be described in the relevant variable contract prospectus.

Tax Information

For information regarding the federal income tax consequences of variable contract ownership, please consult your variable contract prospectus.

Financial Intermediary Compensation

If you purchase the Fund through an insurance company or other financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Royce Capital Fund Prospectus 2026  | 5

Royce Small-Cap Portfolio

Investment Goal

Royce Small-Cap Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include variable contract or other potential charges. Because variable contract or other potential charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your variable contract prospectus for more information about variable contract charges.

Shareholder Fees (fees paid directly from your investment)

	INVESTMENT CLASS	SERVICE CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.18%	0.19%
Total annual Fund operating expenses	1.18%	1.44%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS
1 Year	$120	$147
3 Years	$375	$456
5 Years	$649	$787
10 Years	$1,432	$1,724

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

6  |  Royce Capital Fund Prospectus 2026

Royce Capital Fund—Small-Cap Portfolio (continued)

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies that Royce believes are trading below its estimate of their current worth. Small-cap companies are those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution. The Fund generally invests in such companies that Royce believes also possess financial strength, a strong business model, and the ability to generate and effectively allocate excess free cash flow.

The Fund invests at least 80% of its net assets in equity securities of small-cap companies, under normal circumstances. Although the Fund generally focuses on securities of U.S. companies, it may invest up to 25% of its net assets (measured at the time of investment) in equity securities of companies headquartered in foreign countries. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce Small-Cap Portfolio is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

The prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

As of December 31, 2025, the Fund invested a significant portion of its assets in a limited number of issuers. Such a portfolio may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Consumer Discretionary and Financials sectors. Consumer Discretionary companies can be significantly affected by the performance of the overall economy, particularly the level of consumer inflation, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Companies in the Financials sector are subject to extensive government regulation, can be significantly affected by changes in interest rates, the availability and cost of capital, the rate of corporate and consumer debt defaults, and price competition. They can also be subject to relatively rapid change due to government interventions in capital, credit, and currency markets.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular region or country. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Allocation adjustment programs–used by certain participating insurance companies to help manage the volatility of the relevant variable contract investment options and to preserve variable contract value–may result in transfers of assets among the relevant investment options, including the Fund. These programs may result in large-scale asset flows into and out of the Fund, which could adversely affect the Fund, including its risk profile, expenses, and performance. For example, these asset flows may adversely affect performance by requiring the Fund to purchase or sell securities at inopportune times, by otherwise limiting Royce’s ability to fully implement the Fund’s investment strategies, or by requiring the Fund to hold a larger portion of its assets in cash or highly liquid securities than it otherwise would hold. Such asset flows may also result in higher portfolio turnover rates, increased payments of brokerage commissions, lower asset levels, and higher operating expense ratios for the Fund. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2025, was 79% of the average value of its portfolio.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark indexes. Additionally, “value” stocks may remain undervalued for long periods (particularly during times of low or declining interest rates), undervaluation may become more severe, or perceived undervaluation may actually represent

Royce Capital Fund Prospectus 2026  |  7

Royce Capital Fund—Small-Cap Portfolio (continued)

intrinsic value. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may also prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Investment Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the Russell 3000 Index, a broad-based measure of U.S. equity market performance, and the Russell 2000 Value Index and the Russell 2000 Index, indexes that reflect the performance of the particular market segment in which the Fund primarily invests. Each Class has substantially similar returns because they invest in the same portfolio of securities, differing only to the extent that the Service Class has higher expenses than the Investment Class. If Service Class’s expenses had been reflected, returns for that Class would have been lower.

Calendar Year Total Returns

Investment Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 26.53% (quarter ended 12/31/20) and the lowest return for a calendar quarter was -39.32% (quarter ended 3/31/20).

The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. If these costs and expenses were reflected, the returns shown would be lower. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

Average Annual Total Returns

As of 12/31/25 (%)

	1 YEAR	5 YEAR	10 YEAR
Investment Class
Return Before Taxes	8.93	10.66	7.88
Service Class
Return Before Taxes	8.73	10.40	7.63
Russell 3000 Index
(Reflects no deductions for fees, expenses, or taxes)	17.15	13.15	14.29
Russell 2000 Value Index
(Reflects no deductions for fees, expenses, or taxes)	12.59	8.88	9.27
Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	12.81	6.09	9.62

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Jay S. Kaplan is the Fund’s portfolio manager. Mr. Kaplan has been portfolio manager since 2003.

8  |  Royce Capital Fund Prospectus 2026

Royce Capital Fund—Small-Cap Portfolio (concluded)

How to Purchase and Sell Fund Shares

Shares of the Funds will be sold on a continuous basis to separate accounts of insurance companies. Investors may not purchase or redeem shares of the Funds directly, but only through the relevant variable contract. You should refer to the applicable variable contract prospectus for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, or change existing allocations among investment alternatives, including the Funds. No sales charge is imposed by Royce Fund Services, LLC, the Funds’ distributor, upon the purchase or redemption of shares of the Funds. Any sales charges for your variable contract are not reflected in this Prospectus and will be described in the relevant variable contract prospectus.

Tax Information

For information regarding the federal income tax consequences of variable contract ownership, please consult your variable contract prospectus.

Financial Intermediary Compensation

If you purchase the Fund through an insurance company or other financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Royce Capital Fund Prospectus 2026  |   9

Financial Highlights

This table is intended to help you understand the financial performance of each Fund Class of Royce Micro-Cap and Small-Cap Portfolios over the past five years. The table reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The Fund’s total returns presented below do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Because variable contract charges are not included, the actual return that you will receive will be lower than the total return in the table. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s annual financial statements and other important information, is included in the Fund’s 2025 Annual Report to Shareholders and a separate document containing such annual financial statements and other important information, which are available at www.royceinvest. com/literature or upon request.

			Net Realized								Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Micro-Cap Portfolio---Investment Class
2025	$9.75	$(0.03)	$1.44	$1.41	$–	$(1.65)	$(1.65)	$9.51	13.89%	$75,834	1.22%	1.22%	1.22%	(0 .28)%	42%
2024	9.17	(0.04)	1.32	1.28	–	(0.70)	(0.70)	9.75	13.67	117,132	1.18	1.18	1.18	(0 .39)	19
2023	7.72	(0.03)	1.48	1.45	–	–	–	9.17	18.78	116,468	1.18	1.18	1.15	(0 .33)	24
2022	14.77	(0.05)	(3.28)	(3.33)	–	(3.72)	(3.72)	7.72	(22.43)	109,600	1.31	1.31	1.21	(0 .46)	12
2021	11.91	(0.08)	3.61	3.53	–	(0.67)	(0.67)	14.77	29.98	157,042	1.37	1.37	1.33	(0 .56)	25
Micro-Cap Portfolio---Service Class
2025	$9.41	$(0.06)	$1.39	$1.33	$–	$(1.59)	$(1.59)	$9.15	13.58%	$19,678	1.52%	1.52%	1.52%	(0 .59)%	42%
2024	8.88	(0.06)	1.26	1.20	–	(0.67)	(0.67)	9.41	13.28	19,617	1.45	1.45	1.45	(0 .66)	19
2023	7.49	(0.05)	1.44	1.39	–	–	–	8.88	18.56	20,495	1.46	1.46	1.42	(0 .61)	24
2022	14.37	(0.08)	(3.18)	(3.26)	–	(3.62)	(3.62)	7.49	(22.65)	13,269	1.61	1.61	1.47	(0 .74)	12
2021	11.63	(0.11)	3.50	3.39	–	(0.65)	(0.65)	14.37	29.52	29,231	1.64	1.64	1.58	(0 .81)	25
Small-Cap Portfolio---Investment Class
2025	$9.42	$0.10	$0.78	$0.88	$(0.18)	$(0.70)	$(0.88)	$9.42	8.93%	$34,014	1.18%	1.18%	1.18%	1 .07%	79%
2024	9.59	0.12	0.23	0.35	(0.12)	(0.40)	(0.52)	9.42	3.40	131,641	1.14	1.14	1.14	1 .28	36
2023	8.36	0.11	2.04	2.15	(0.08)	(0.84)	(0.92)	9.59	25.93	146,549	1.15	1.15	1.13	1 .26	69
2022	9.41	0.08	(0.94)	(0.86)	(0.04)	(0.15)	(0.19)	8.36	(9.20)	139,807	1.15	1.15	1.08	0 .96	88
2021	7.41	0.03	2.10	2.13	(0.13)	–	(0.13)	9.41	28.82	172,388	1.11	1.11	1.08	0 .37	51
Small-Cap Portfolio---Service Class
2025	$9.21	$0.07	$0.77	$0.84	$(0.17)	$(0.68)	$(0.85)	$9.20	8.73%	$140,068	1.44%	1.44%	1.44%	0 .77%	79%
2024	9.37	0.10	0.23	0.33	(0.10)	(0.39)	(0.49)	9.21	3.26	141,363	1.38	1.38	1.37	1 .05	36
2023	8.18	0.08	1.99	2.07	(0.06)	(0.82)	(0.88)	9.37	25.53	165,771	1.39	1.39	1.37	0 .96	69
2022	9.20	0.06	(0.92)	(0.86)	(0.01)	(0.15)	(0.16)	8.18	(9.41)	159,279	1.40	1.40	1.33	0 .68	88
2021	7.25	0.01	2.05	2.06	(0.11)	–	(0.11)	9.20	28.45	209,252	1.35	1.35	1.33	0 .10	51

10  |  Royce Capital Fund Prospectus 2026

Royce’s Investment Universe

Investing in Small-Cap Companies

The large and diverse universe of small-cap companies available for investment by the Funds consists primarily of those that have a market capitalization not greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution (that is, the reconstitution rank date), which was $7.4 billion in May 2025.

Compared to larger-cap companies, small-cap companies offer different investment opportunities and are subject to additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors, and may not have steady earnings growth. The securities of such companies may also be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the Funds may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. In addition, the purchase or sale of more than a limited number of shares of the securities of a small-cap company may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts and/or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on the securities of small-cap companies generally leads it to have a long-term investment outlook of at least two years for a portfolio security.

Within small-cap, Royce further defines companies as micro-cap that have a market capitalization not greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution (that is, the reconstitution rank date), which was $1.3 billion in May 2025. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them than about larger small-cap companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than larger small-cap securities, and Royce may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading below Royce’s estimate of the company’s current worth, also involve increased risk.

Royce Small-Cap Portfolio invests primarily in “value” stocks. Value stocks may be out of favor and underperform when the market concentrates on “growth” stocks or during periods of low or declining interest rates. This may result in the total returns of Royce Small-Cap Portfolio being lower relative to funds investing primarily in growth securities.

Companies within the Russell 2000 Index with higher market caps than the largest company in the Russell Microcap Index have a relatively higher level of institutional investor ownership and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for such securities more efficient compared to micro-cap securities because they have somewhat greater trading volumes and narrower bid/ask prices. As a result, Royce may employ a more concentrated investment approach when investing in these companies, holding proportionately larger positions in a relatively limited number of securities.

The Funds may invest in other investment companies that invest primarily in equity securities, subject to compliance with their respective investment restrictions and the Investment Company Act of 1940 (the “1940 Act”).

The Funds may also invest 25% of their respective net assets in foreign securities (measured at the time of investment). For more information regarding investing in foreign securities, see page 14.

Investment Approaches

Royce’s portfolio managers use various methods primarily rooted in the valuation of each stock and evaluation of each company in managing the Funds’ assets. In selecting securities for the Funds, they evaluate the quality of a company’s balance sheet and other measures of a company’s financial condition and profitability, such as the history and/or potential for improvement in cash flow generation, internal rates of return, and sustainable earnings. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects (especially in Royce Micro-Cap Portfolio), or its turnaround potential following an earnings disappointment or other difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Royce’s portfolio managers generally invest in equity securities of companies that are trading below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. For these purposes, the term “equity security” has the meaning set forth in the Securities Exchange Act of 1934, as amended, and includes (without limitation) common stocks, preferred stocks, convertible securities, warrants, and rights. In addition, seeking long-term growth of capital, Royce’s portfolio managers generally consider the prospects for the market price of the company’s securities to increase over a two-to five-year period toward this estimate.

Royce’s valuation-based approaches to stock selection strive to reduce some of the other risks of investing in the securities of small-cap companies (for each Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets.

Royce Capital Fund Prospectus 2026  |  11

Royce Micro-Cap Portfolio may place less emphasis on balance sheet quality if other factors warrant, such as a company’s potential ability to generate free cash flow. Royce attempts to mitigate company-specific risk for Royce Micro-Cap Portfolio by investing in a relatively larger number of issuers.

While there can be no assurance that these or other approaches will be successful, Royce believes that it can reduce some of the risks of investing in small-cap companies, whose businesses can be less diversified and whose securities exhibit substantially greater market price volatility than those of larger-cap companies. For more information regarding the specific investment approach used for each Fund’s portfolio, see pages 2-9.

As of December 31, 2025, Royce Small-Cap Portfolio invested a significant portion of its assets in a limited number of issuers. Such a portfolio may involve considerably more risk to investors than one that invests in a larger number of issuers because such a portfolio may be more susceptible to any single corporate, economic, political, regulatory, or market event.

Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio also may, from time to time, invest a significant portion of their respective assets in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, Royce Micro-Cap Portfolio invested a significant portion of its assets in companies from the Information Technology and Industrials sectors, while Royce Small-Cap Portfolio invested a significant portion of its assets in companies from the Consumer Discretionary and Financials sectors.

Although Royce’s security selection methods may reduce downside risk to Fund portfolios, especially during periods of broad small-company stock market declines, they may also potentially have the effect of limiting gains in strong small-company up markets.

Environmental, Social, and Governance (“ESG”) Investment Considerations and Risks

ESG factors may have a material impact on the business risk and financial performance of portfolio companies held by a Fund. Royce seeks to ensure, to the extent applicable, that material ESG factors are incorporated as inputs to the investment analysis of such portfolio companies. Royce defines material ESG factors as those that it believes may materially impact a portfolio company’s cash flows, balance sheet, reputation, and/ or enterprise value. Materiality is the core principle of Royce’s approach to ESG integration, as particular factors may or may not be meaningful to different business models, industries, and regions. No assurance can be given that ESG factors will, in fact, contribute to the long-term investment performance of any particular portfolio company or that Royce’s assessment of material ESG factors in respect of any particular portfolio company will be correct.

Evaluation of what Royce believes to be material ESG risks is only one component of Royce’s assessment of a potential investment by a Fund and, as with its consideration of other factors and risks, may not be a determinative factor in any instruction or recommendation to purchase, sell, or hold a security. In addition, where such material ESG factors are considered, the importance given to such ESG factors may vary across Royce investment staff members and accounts to which they are assigned and across different types of investments, sectors, industries, regions, and issuers. ESG factors considered, and the importance placed upon those factors, may change over time. Royce may not assess every investment by a Fund for ESG factors, and when it does, not every ESG factor may be identified or evaluated. The assessment of ESG-related risk(s) for a portfolio company by Royce investment staff members also may vary across the various accounts to which they are assigned, even if such accounts employ identical or substantially similar ESG integration approaches. Royce investment staff members are under no obligation to exclude investments with relatively poor third-party ESG ratings or metrics from a Fund. There is also no minimum ESG risk rating for an investment to be held by a Fund. There are no prescribed methods or standards within Royce or among Royce investment staff members for evaluating or assessing third-party or internally generated ESG-related information, data, metrics, and ratings.

The assessment of material ESG factors for a portfolio company by Royce investment staff members is subjective and may differ from those of other institutional investors, third-party service providers (e.g., ratings providers), and/or other funds, and may be dependent on the availability of timely, complete, and accurate ESG data and research from issuers and/or third-party providers, the timeliness, completeness, and accuracy of which is outside of the control of Royce and its investment staff members. ESG factors are often not uniformly measured or defined, which could impact the ability of Royce investment staff members to evaluate a portfolio company.

The Funds’ investments in cash and cash equivalents and their securities lending activities are not assessed by Royce for ESG factors.

Certain Additional Risks

Certain risks are much broader than the company-specific risks described above. The market values of equity securities will fluctuate, sometimes sharply and unpredictably, due to changes in overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental actions or interventions; actions taken by the U.S. Federal Reserve or foreign central banks; market disruptions caused by trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; the continued development and adoption of artificial intelligence (“A.I.”); and other events or factors that may or may not be directly related to the issuer of a security or other assets held by a Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. Disruptions to supply chains, consumer demand, and employee availability stemming from such events could have long-lasting impacts. As a result, whether or not a Fund invests

12  |   Royce Capital Fund Prospectus 2026

in securities of issuers located in, or with significant exposure to, the countries or markets directly affected by such events, the value and liquidity of the Fund’s investments may be negatively affected. For example, following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value.

After a period of interest rate increases and quantitative tightening measures, the U.S. Federal Reserve and other central banks recently reversed course by lowering rates and reducing or eliminating such measures. The ongoing effects of these policy changes on inflation, financial markets, and the overall economy remain uncertain.

Any failure to increase the ceiling on U.S. government debt (i.e., the total amount that the U.S. government is authorized to borrow) could negatively affect the operating results of companies held in the Funds’ portfolios, leading to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Persistent inflation and stagnant economic growth could negatively affect the operating results of companies held in the Funds’ portfolios, adversely affect the value and liquidity of each Fund’s investments, impair each Fund’s ability to satisfy redemption requests, and negatively impact each Fund’s performance.

In accordance with any applicable investment policies, each Fund may from time to time hold a significant portion of its assets in cash and/or cash equivalents (i.e., repurchase agreements). Such an investment approach may result in lower returns and can expose the fund to inflation risk, as the purchasing power of cash may erode over time. Additionally, cash reserves may lead to missed investment opportunities, as a Fund may not be fully invested in securities that could potentially offer higher returns. Repurchase agreements involve certain risks, including the risk that the counterparty may default on its obligations. Further, market fluctuations can affect the value of the securities underlying repurchase agreements, impacting the Fund’s ability to recover its investment. This strategy may result in lower overall returns during periods of market appreciation.

An investment in either Fund may not be appropriate for all investors. Neither Fund is intended to be a complete investment program or a short-term trading vehicle. The Funds are designed for long-term investors who can accept the risks associated with owning shares in an actively managed fund that invests: (i) primarily in micro-cap companies (in the case of Royce Micro-Cap Portfolio) and (ii) in a limited number of small-cap companies (in the case of Royce Small-Cap Portfolio).

Due to the increased use of technology across the investment management industry, including the use of A.I. and web-based portfolio analytic tools, the Funds may have an increased exposure to operational and information security risks resulting from cybersecurity incidents. A cybersecurity incident refers to intentional or unintentional acts which may allow an unauthorized party to gain access to certain proprietary information, including Fund holdings, Fund or shareholder data, and/ or material non-public information. Examples of cybersecurity incidents include one or more unauthorized parties obtaining access to a Fund’s digital information and/or systems through “hacking” and/or malicious software attacks, including denial-of-service and/or cyber extortion (i.e., “ransomware”) attacks.

Cybersecurity incidents may cause the Funds and/or Royce to suffer data breaches, data corruption, and/or loss of operational functionality. These incidents also may result in disruptions to Fund operations, potentially resulting in significant losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions, or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cybersecurity risk management costs; and other adverse consequences. Cybersecurity incidents involving the Funds’ third-party service providers, brokers or other trading counterparties, or companies in which a Fund invests may also subject the Funds to many of the same risks associated with direct cybersecurity incidents. Moreover, cybersecurity breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the applicable Fund’s investment to lose value. The Funds and Royce have established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity incidents. However, there are inherent limitations in these plans and systems because different or unknown threats may emerge in the future. Additionally, the Funds and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such service providers may have limited indemnification obligations to the Funds or Royce. As such, there is no guarantee that these efforts will succeed. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, which may be increased based on the issuers’ industry, sector, and location, among other factors. To the extent an issuer experiences a cybersecurity incident or threat, and such incident or threat is made public, the value of the affected securities could decline, sometimes significantly. There is also a risk that cybersecurity breaches may not be detected for short or long periods of time, which may increase the losses to each affected Fund.

Investment Objectives, Policies, and Limitations

Each Fund’s investment objective and the other investment policies described in this Prospectus are not considered fundamental and, therefore, may be changed by a majority vote of the Board without shareholder approval.

Temporary Investments

Each of the Funds may invest without limit in short-term fixed income securities for temporary defensive purposes. If a Fund should implement a temporary investment policy, such policy would be inconsistent with its investment goal and the Fund may not achieve its investment goal while that policy is in effect. Each Fund also may invest in short-term fixed income securities in order to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions.

Royce Capital Fund Prospectus 2026  |   13

Investing in Foreign Securities

Royce defines “foreign” as those securities of companies headquartered outside the United States. Royce believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments. Each Fund may invest in securities of companies whose economic fortunes are linked to non-U.S. countries but that do not meet the Fund’s definition of a foreign security (i.e., being headquartered outside of the United States). To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to non-U.S. country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing foreign securities.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies because neither Fund intends to hedge its foreign currency exposure; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in certain foreign markets than in the United States; possible imposition of foreign taxes; the possibility of trade disputes resulting from non-reciprocal tariffs or market access arrangements, the possibility of expropriation or confiscatory taxation, seizure, or nationalization of foreign bank deposits or other assets, the adoption of foreign government restrictions, and other adverse political, social, economic, environmental, public health, and/or other developments that could affect a Fund’s investments; possible difficulties in obtaining and/or enforcing legal judgments in foreign courts; restrictions or prohibitions on foreign investment, including prohibitions or restrictions on investments in specific industries or market sectors; limitations on the total amount or type of position in any single issue; possible imposition by foreign governments of prohibitions or substantial restrictions on foreign investments in their capital markets or in certain industries; sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

Developing Countries

The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in companies headquartered in developing, or emerging market, countries. Developing (or emerging markets) countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, Israel, and Western European countries (as defined in the Funds’ Statement of Additional Information). Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in the early stages of development but progressing rapidly, and such countries may lack the social, political, legal, and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain developing countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of each Fund’s assets denominated in such currencies because neither Fund intends to hedge its foreign currency exposure. Some developing countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. Countries that benefit from non-reciprocal tariff and market access arrangements could be subject to countermeasures from trading partners. In addition, unanticipated political, social, economic, environmental, public health, and/or other developments may affect the value of a Fund’s investments in these countries and the Fund’s ability to make additional investments in these countries. The small size, limited trading volume, and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries less liquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little ESG, financial, or accounting information available with respect to companies headquartered in these countries, and it may be difficult as a result to assess the risks, value or prospects of an investment in such companies.

14  |   Royce Capital Fund Prospectus 2026

Management of the Funds

Royce & Associates, LP, a limited partnership organized under the laws of Delaware, is the Funds’ investment adviser and is responsible for the management of their assets. Royce & Associates primarily conducts its business under the name Royce Investment Partners (“Royce”). Royce has been investing in smaller-company securities with a value approach for more than 50 years. Its offices are located at One Madison Avenue, Suite 1700, New York, NY 10010. Royce is a majority-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.68 trillion. As part of Franklin Templeton, Royce continues to retain operating control of its investment organization, portfolio management teams, and brand.

Christopher D. Clark Chief Executive Officer, President, Co-Chief Investment Officer Employed by Royce since 2007

Francis D. Gannon Co-Chief Investment Officer Employed by Royce since 2006

Jay S. Kaplan, CFA® Portfolio Manager Employed by Royce since 2000 Portfolio Manager for: Royce Small-Cap Portfolio

James P. Stoeffel Portfolio Manager Employed by Royce since 2009 Portfolio Manager for: Royce Micro-Cap Portfolio (Lead)

Andrew S. Palen Portfolio Manager Employed by Royce since 2015 Assistant Portfolio Manager* for: Royce Micro-Cap Portfolio

* Assistant portfolio managers may have investment discretion over a portion of a Fund’s portfolio subject to supervision by the Fund’s portfolio manager(s).

The Funds’ Statement of Additional Information provides more information about the structure of the portfolio managers’ compensation, other accounts that they manage and their ownership of shares in the Fund(s) that each manages.

Royce receives advisory fees monthly as compensation for its services to each Fund. The annual rates of these fees are as follows:

•	1.00% of the average net assets of Royce Micro-Cap Portfolio.

•	1.00% of the average net assets of Royce Small-Cap Portfolio.

For a discussion of the basis of the most recent approval of the Funds’ investment advisory agreement by the Board, please see the Funds’ Form N-CSRS filing for the period ending June 30, 2025.

Royce Fund Services, LLC (“RFS”) distributes the Funds’ shares. Royce Capital Fund (the “Trust”) has adopted a distribution plan for the Service Class of the Funds under Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Service Class of each Fund is obligated to pay a fee to RFS at the annual rate of up to 0.25% of its average net assets. RFS will use these fees primarily to cover sales-related and account maintenance costs and to pay service and other fees to insurance companies and other financial intermediaries that introduce investors to the Service Class of the Funds. Neither the Plan nor the distribution agreements currently provide for any suspension or reduction of the 0.25% fee payable by the Service Class of any Fund if it closes to new investors. In addition, the Plan may be terminated with respect to the Service Class shares of a Fund by vote of a majority of the outstanding shares of the Service Class, or by vote of a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan, on subsequent written notice to shareholders. The Investment Classes of the Funds are not subject to the Plan or the 0.25% fee described above.

Royce or its affiliates may pay amounts out of their own resources to insurance companies or other organizations (each, a “financial intermediary”) that provide distribution services for the Funds. Payment of such amounts by Royce, which are in addition to any distribution fees paid by RFS, will not increase the fees paid by the Funds or their shareholders.

These payments to financial intermediaries, sometimes referred to as “revenue-sharing payments” or “marketing support,”may: (i) be substantial to any given financial intermediary, (ii) be more or less than the payments received by a financial intermediary with respect to other mutual funds, and (iii) exceed the costs and expenses incurred by the financial intermediary for any servicing activities in respect of the Funds. Revenue sharing and shareholder servicing arrangements are separately negotiated between Royce and/or its affiliates and the financial intermediaries receiving these payments.

Royce Capital Fund Prospectus 2026  |  15

Revenue sharing payments are often intended to influence financial intermediaries to recommend or sell a Fund over other mutual funds. Shareholder servicing payments may also influence financial intermediaries to recommend or sell a Fund over other mutual funds; however, that is not the intent of such payments. You should ask your financial intermediary about these differing interests and how the financial intermediary and its employees and associated persons are compensated for administering your Fund investment. Revenue-sharing and shareholder servicing payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund. See Royce Capital Fund’s Statement of Additional Information for more information.

For the year ended December 31, 2025, Royce made payments to financial intermediaries relating to Royce Capital Fund out of its own resources in the amount of $537,834. More information about these arrangements can be found in Royce Capital Fund’s Statement of Additional Information.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) is the custodian of the Funds’ securities, cash, and other assets. SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) is the Funds’ transfer agent.

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General Shareholder Information

Royce Capital Fund provides insurance companies with information Monday through Friday, except holidays, from 9 a.m. to 6 p.m. Eastern time. For information, prices, and literature, or to obtain information regarding the availability of Fund shares or how Fund shares are redeemed, call SS&C GIDS Shareholder Services at (800) 841-1180.

Purchasing and Redeeming Shares of the Funds

Shares of the Funds will be sold on a continuous basis to separate accounts of insurance companies. The Funds will not issue stock certificates; share activity will be recorded in book entry form only. Investors may not purchase or redeem shares of the Funds directly, but only through the relevant variable contract. You should refer to the applicable variable contract prospectus or your Plan documents for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, or change existing allocations among investment alternatives, including the Funds. No sales charge is imposed by RFS upon the purchase or redemption of shares of the Funds. Any sales charges for the variable contracts would be described in the relevant variable contract prospectuses.

If the Board determines that it would not be in the best interest of a Fund’s remaining shareholders to make redemptions solely in cash, the Fund may, to the extent permitted by applicable laws, rules, and regulations and any relevant contractual arrangements among the Fund, RFS, and/or Royce and the participating insurance companies, satisfy a shareholder’s redemption request by effecting a redemption-in-kind through a pro rata distribution of the Fund’s portfolio securities (allowing for adjustments to prevent distributions of restricted shares, fractional shares, and odd-lot numbers of shares). Redemption-in-kind proceeds will typically be made by delivering the relevant securities to the redeeming account within seven days after the receipt of a redemption request in good order. For these purposes, such securities will be valued at the same value assigned to them in calculating the relevant Fund’s net asset value per share. If the Fund pays redemption proceeds by transferring portfolio securities in-kind to the redeeming account, such account may pay transaction costs to dispose of the securities, incur adverse tax consequences in connection with any such disposal, and receive less for them than the price at which they were valued for purposes of redemption.

Fund shares are purchased or redeemed at the net asset value per share next calculated after receipt of a purchase or redemption order by Royce Capital Fund’s transfer agent or an authorized service agent or sub-agent. Payment for redeemed shares will be made within seven days (generally within three business days) following the receipt of a redemption request in good order. However, payment may be postponed beyond seven days (1) for any period (A) during which the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by a Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. The Fund has appointed an anti-money laundering compliance officer. When you open a new account to buy shares of the Fund, your financial intermediary may ask for your name, address, date of birth, Social Security or Taxpayer Identification Number, and other information that will allow the Fund and your financial intermediary to identify you. If the Fund or your financial intermediary is unable to adequately verify your identity within the time frames set forth in the law, your account may not be opened, or your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this automatic redemption.

Frequent Trading of Fund Shares

Large, frequent, and short-term trades in a Fund’s shares increase the administrative costs associated with processing its shareholder transactions. This kind of trading may also potentially interfere with the efficient management of a Fund’s portfolio and increase the costs associated with trading its portfolio securities. Under certain circumstances, frequent trading may dilute the returns earned on shares held by a Fund’s other shareholders.

The Board has determined that the Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. As a result, the Board has adopted a policy that is intended to detect and discourage excessive trading and market timing abuses (i.e., from trading that could be detrimental to long-term shareholders of the Funds) (the “Policy”).

The Policy provides that the Funds will monitor shareholder trading activity and will seek to restrict a shareholder’s trading privileges in a Fund if that shareholder is found to have engaged in multiple “Round Trip” transactions. A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a Fund either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar

Royce Capital Fund Prospectus 2026  |  17

Net Asset Value (NAV) is the value of each Class of a Fund’s net assets divided by the number of its outstanding shares.

number of shares out of the Fund within 30 days of the purchase. The Funds will make inquiries or take action against any such shareholder whose trading appears inconsistent with the Policy. Purchases and sales of Fund shares made through an automatic investment plan, a systematic withdrawal plan, or an allocation adjustment program used by any participating insurance company are not considered when determining Round Trips.

The Funds may reject any purchase or exchange order by any investor for any reason, including orders the Funds believe are made by short-term investors. In particular, under the Policy, the Funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever they detect a pattern of excessive trading.

Third-party intermediaries, including, for these purposes, the participating insurance companies, may initiate, process, or keep records for certain shareholder transactions, including transfers into and out of the Funds, that seek to manage the volatility of the relevant variable contract investment options or to preserve variable contract value. With respect to accounts where shareholder transactions are initiated, processed, or records are kept, by such third-party intermediaries, the Funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. Transactions initiated or placed through the same financial intermediary or omnibus account may be deemed part of a group for this purpose and therefore be rejected. For any account that is so identified, the Funds will make further inquiries and take any other necessary actions to enforce the Policy against the shareholder(s) trading through this account and, if necessary, the third-party intermediary maintaining this account. However, the Funds may not be able to determine that a specific order, especially an order made through an omnibus or similar account, is short term or excessive and/or whether it may be disruptive to the Funds. There is no assurance, therefore, that the Funds will reject all such orders. The Funds do not have any arrangements with any investor or financial intermediary to permit frequent purchases and redemptions of their shares. The Funds may accept undertakings from intermediaries to enforce frequent trading and market timing policies on behalf of the Funds that provide a substantially similar level of protection against excessive trading.

Although the Funds will monitor shareholder transactions for certain patterns of excessive trading activity and/or market timing, there can be no assurance that all such trading activity can be identified, prevented, or terminated.

Net Asset Value Per Share

Net asset value per share (“NAV”) is calculated by dividing the value of a Fund’s net assets by the number of its outstanding shares. Equity securities that are owned by the Funds and listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. If the value of a portfolio security held by a Fund cannot be determined solely by reference to these inputs, such portfolio security will be “fair valued.” The Board has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Board and policies and procedures adopted by Royce in its capacity as valuation designee for the Trust.

Undistributed income and gains will be reflected in the Fund’s NAV and, correspondingly, distributions of the Fund’s income and gains will reduce the Fund’s NAV. Undistributed income and gains, like all Fund assets, can fluctuate in value over time. Please see “Dividends, Distributions, and Taxes” for more information about the Fund’s distribution policies, including the general frequency of distributions.

In certain cases, market value may be determined using information provided by a pricing service approved by the Board. Valuing securities at their fair values involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value methods to price securities, the Funds may value those securities higher or lower than another fund using not readily available market quotations or its own fair value methods to price the same securities. No assurance can be given that the Funds would obtain the fair value price assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. Because trading hours for certain non-U.S. securities end before the close of the NYSE (generally 4 p.m. Eastern time), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer-specific event has occurred during this time that, in Royce’s judgment, is likely to have affected the closing price of a security, it may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of relevant non-U.S. securities. Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system are fair valued in accordance with the valuation policies and procedures referenced

18  |  Royce Capital Fund Prospectus 2026

above. When fair value pricing is employed, the price of securities used by a Fund may differ from quotes or published prices for the same security. The Funds value their non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Funds by their custodian, State Street Bank and Trust Company. Certain bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates, and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

The date on which your purchase, redemption, or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Class of a Fund is calculated as of the close of regular trading on the NYSE (generally 4 p.m. Eastern time) and is determined every day that the NYSE is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the NYSE is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If the Fund, its transfer agent, or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

Portfolio Disclosure Policy

A description of the Royce Capital Fund’s policy and procedures with respect to the disclosure of its portfolio securities holdings is available in the Funds’ Statement of Additional Information on Royce Capital Fund’s website, www.royceinvest.com/literature. The Funds’ complete portfolio holdings are also available on Royce Capital Fund’s website, www.royceinvest.com, approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ portfolio holdings are also available in their Form N-CSR and Form N-CSRS, copies of which can be accessed at www. royceinvest.com/literature and are also filed with the SEC. In addition, the Funds’ portfolio holdings as of their first and third fiscal quarter ends are available on Form N-PORT, which is filed with the SEC within 60 days of the end of the relevant fiscal quarter, and can be obtained at www.sec.gov. Such first and third fiscal quarter end portfolio holdings for the Funds are also available at www.royceinvest.com/literature.

Shareholder Communications

Owners of variable contracts will receive the annual and semiannual reports filed with the SEC for each of the Funds that they have authorized for investment. Royce Capital Fund’s fiscal year ends December 31. These reports and other documents addressing the performance and operations of the Funds are available at the Funds’ website, www.royceinvest.com/literature.

Dividends, Distributions and Taxes

Each Fund pays any dividends from net investment income and makes any distributions from net realized capital gains annually in December. Unless otherwise elected, dividends and distributions will be automatically reinvested in additional shares of the applicable Fund.

Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund also intends to comply with Section 817(h) of the Internal Revenue Code and the regulations thereunder with respect to the diversification requirements imposed on insurance company separate accounts. The tax treatment to a participating insurance company of distributions made to it by the Funds will depend on the insurance company’s tax status.

Shares of the Funds may be purchased only through variable contracts. As a result, it is anticipated that any net investment income dividends or capital gains distributions from the Fund will not be taxable to an owner of a variable contract if left to accumulate within the variable contract.

The tax status of this investment for an owner of a variable contract depends on the features of the variable contract. For further information, please refer to the prospectus or disclosure documents of your variable contract. Prospective investors are encouraged to consult their own tax advisors.

The above discussion is only a summary of some of the important tax considerations affecting the Fund and its shareholders.

See Royce Capital Fund’s Statement of Additional Information for additional U.S. federal income tax information.

Contractual Arrangements

The Trust is party to contractual arrangements with various parties who provide services to the Funds, including Royce, RFS, State Street, and SS&C GIDS, among others. Fund shareholders are not parties to, or intended “third-party” beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or any Fund.

Also, while this Prospectus and the Statement of Additional Information describe pertinent information about the Trust and the Funds, neither this Prospectus nor the Statement of Additional Information represents a contract between the Trust or any Fund and any shareholder or any other party.

Escheatment

Mutual fund accounts can be considered abandoned property. States increasingly are looking at inactive mutual fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the Trust may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. Neither the Trust nor any Fund will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property

Royce Capital Fund Prospectus 2026  |  19

(escheatment) laws. We encourage you to contact your financial intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a mutual fund account may be subject to “escheatment” (i.e., considered to be abandoned or unclaimed property) if the account owner has not initiated any activity in the account or contacted the Fund for an “inactivity period” as specified in applicable state laws. If the Trust or its service providers are unable to establish contact with an investor, the Trust will determine whether the investor’s account must legally be considered abandoned and whether the assets in the account must be transferred to the appropriate state’s unclaimed property administrator. Typically, an investor’s last known address of record determines the state that has jurisdiction.

20  |   Royce Capital Fund Prospectus 2026

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TheRoyceFunds

More information on Royce Capital Fund is available free upon request, including the following:

Annual/Semiannual Reports, Financial Statements, and Other Important Information

Additional information about a Fund’s investments, including a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period, is available in the Funds’ annual and semiannual reports to shareholders. The Fund’s Form N-CSR and Form N-CSRS filings contain the Funds’ annual and semi annual financial statements. The annual and semiannual reports to shareholders, annual and semiannual financial statements, and other important information are also available (without charge) online at www.royceinvest.com/literature and upon request by calling (800) 841-1180.

Statement of Additional Information (“SAI”)
The SAI provides more details about Royce Capital Fund and its policies. A current SAI is available at www.royceinvest.com/ literature and upon request by calling (800) 421-4268. It is also on file with the SEC and is incorporated by reference into this prospectus (is legally considered part of this prospectus).

To obtain more information:

By Mail: Royce Capital Fund, One Madison Avenue, Suite 1700, New York, NY 10010

By Telephone: (800) 841-1180

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.royceinvest.com/literature.

Text only versions of the Funds’ prospectus, SAI, annual and semi annual reports, Form N-CSR, Form N-CSRS, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

SEC File # 811-07537    RCF-PRO-0526

RCF SAI 0526

ROYCE CAPITAL FUND

STATEMENT OF ADDITIONAL INFORMATION

ROYCE CAPITAL FUND (the “Trust”), a Delaware statutory trust organized in January 1996, is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust has two portfolios or series (each, a “Fund” and together, the “Funds”), each of which is classified as “diversified” within the meaning of the 1940 Act. Additionally, each Fund has distinct investment goals and/or strategies, and a shareholder’s interest is limited to the Fund in which the shareholder beneficially owns shares. The Funds, the share classes they offer (each, a “Share Class” and collectively, the “Share Classes”), and their related ticker symbols are:

Fund	Class and Ticker Symbol

Royce Micro-Cap Portfolio	Investment (RCMCX) and Service (RCMSX)

Royce Small-Cap Portfolio	Investment (RCPFX) and Service (RCSSX)

Shares of the Funds are offered to life insurance companies (“Insurance Companies”) for allocation to certain separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (collectively, “Variable Contracts”).

This statement of additional information (this “SAI”) is not a prospectus, but should be read in conjunction with the Trust’s statutory prospectus dated May 1, 2026 (the “Prospectus”). Please retain this document for future reference. The audited financial statements included in the Funds’ Form N-CSR filing for the fiscal year ended December 31, 2025 (SEC Accession No.0000949377-26-000006) are incorporated herein by reference. To obtain an additional copy of the Prospectus, such audited financial statements, or the Funds’ annual reports to shareholders, please call Shareholder Services at 1-800-221-4268 or contact your Insurance Company.

Investment Adviser	Transfer Agent
Royce Investment Partners (“Royce”)[1]	SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”)

Distributor	Custodian
Royce Fund Services, LLC (“RFS”)	State Street Bank and Trust Company (“State Street”)

May 1, 2026

1 Royce & Associates, LP is a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners.

OTHER INVESTMENT STRATEGIES

In addition to the principal investment strategies described in the Prospectus, each Fund may invest the balance of its assets as described below.

Royce Micro-Cap Portfolio - in securities of companies with stock market capitalizations greater than that of the largest company in the Russell Microcap® Index at the time of its most recent reconstitution and non-convertible preferred stocks and debt securities.

Royce Small-Cap Portfolio - in securities of companies with stock market capitalizations greater than that of the largest company in the Russell 2000® Index at the time of its most recent reconstitution, non- dividend-paying common stocks, and non-convertible preferred stocks and debt securities.

INVESTMENT POLICIES AND LIMITATIONS

The Funds’ investment objectives are set forth in the Prospectus. The Funds’ fundamental investment policies, limitations and operating policies are listed below. A Fund’s fundamental investment policies cannot be changed without the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of that Fund. The remaining investment policies and limitations described in this SAI and the Funds’ investment objectives described in the Prospectus are operating policies and may be changed by a majority vote of the Board of Trustees of the Trust (the “Board”) and without shareholder approval. However, shareholders will be notified prior to any material change to the operating policies of any Fund in which they beneficially own shares.

Unless otherwise expressly noted, compliance with each Fund’s investment policies and limitations will be determined immediately after or at the time of that Fund’s acquisition of the security or relevant asset except for Fundamental Policy No. 4, which the Funds must comply with on a continuous basis. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with a Fund’s investment policies and limitations, except as it relates to Fundamental Policy No. 4. In the event the percentage of a Fund’s assets invested in securities for which market quotations are not readily available (i.e., illiquid securities) exceeds the applicable limit set forth in Fundamental Policy No. 7 due to a subsequent change in values, net assets, or other circumstances, the Fund will consider, based on all relevant facts and circumstances, taking appropriate measures to reduce the percentage of its assets invested in such securities in an orderly fashion. Neither Fund, however, will be required to sell securities for which market quotations are not readily available (i.e., illiquid securities) if the percentage of its assets invested in such securities exceeds the applicable limit set forth in Fundamental Policy No. 7 due to a subsequent change in values, net assets, or other circumstances.

No Fund may, as a matter of fundamental policy:

1.	Issue any senior securities;

2.	Purchase securities on margin or write call options on its portfolio securities;

3.	Sell securities short;

4.	Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of its assets;

5.	Underwrite the securities of other issuers;

6.	Invest in repurchase agreements which mature in more than seven days;

7.	Invest more than 10% of its assets in securities for which market quotations are not readily available (i.e., illiquid securities);

8.	Invest, with respect to 75% of its assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

9.	Invest more than 25% of its assets in any one industry;

10.	Acquire more than 10% of the outstanding voting securities of any one issuer;

11.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

12.	Purchase or sell commodities or commodity contracts;

13.	Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that the Funds may loan up to 25% of their respective assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

14.	Invest in companies for the purpose of exercising control of management; or

15.	Purchase portfolio securities from or sell such securities directly to any of the Trust’s Trustees, officers, employees or investment adviser, as principal for their own accounts.

For purposes of Fundamental Policy No. 7, the Trust looks only to whether market quotations are not readily available and not to any other indicia of liquidity.

For purposes of Fundamental Policy No. 13, the Trust does not consider repurchase agreements or the purchase of debt securities, bank certificates of deposit and other similar securities, in accordance with the Funds’ investment policies, to be loans.

Certain operating policies of the Funds are set forth below. Such operating policies may be changed by a majority vote of the Board and without shareholder approval.

Notwithstanding any Fundamental Policy set forth herein, neither Fund may, as a matter of operating policy, enter into any “derivatives transaction” within the meaning of Rule 18f-4 under the 1940 Act.

Neither Fund may, as a matter of operating policy:

1.	Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities; or

2.	Invest more than 5% of its total assets in warrants and rights; or

3.	Invest more than 15% of its net assets in restricted securities (i.e., securities subject to certain contractual or legal restrictions on resale); or

4.	Invest more than 25% of its net assets in the securities of foreign issuers; or

5.	Invest more than 5% of its net assets in securities of companies headquartered in developing countries.

For purposes of the operating policies, the Trust does not consider foreign government securities to be the securities of foreign issuers.

In addition, for purposes of the operating policies, the Trust does not consider securities to be “restricted” if they may be sold by a Fund without restriction in the market in which they are primarily traded, outside the United States. Restricted securities, sometimes referred to as private placements, are subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933 (the “Securities Act”). Such securities are purchased directly from the issuer, a control person of the issuer or another investor holding such securities. A large institutional market has developed for these unregistered privately placed restricted securities, both domestic and foreign. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid securities so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Equity Securities

Each Fund invests in equity securities to the extent set forth in its Prospectus. For these purposes, “equity security” has the meaning set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Common stocks, preferred stocks, convertible securities, warrants, rights, and options are some examples of equity securities in which the Funds may invest. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into).

Funds’ Rights as Stockholders

Neither Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy, among other things, to the company’s management or its board of directors and/or other stockholders if Royce or the Board determines that such matters could have a significant effect on the value of the Fund’s investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, include, among others, supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s board of directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or expenses or liabilities incurred, which could have a negative impact on that Fund’s performance.

A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board determine this to be in the best interests of a Fund’s shareholders.

Securities Lending

Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in and satisfy the requirements of the Global Securities Lending Program organized and monitored by the Funds’ custodian, State Street. Furthermore, such loans will be made only if, in Royce’s judgment, the consideration to be earned from such loans would justify the risk. Collateral supplied from the borrower that is re-invested is subject to market and other investment-related risks.

The current view of the staff of the Securities and Exchange Commission (the “SEC”) is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time;

(iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Below Investment Grade Debt Securities

Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. These speculative securities are commonly referred to as “below investment grade” securities or “junk” bonds. They may be rated from Ba to Ca by Moody’s Investors Service, Inc., from BB to D by Standard & Poor’s, or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default or about to be in default as to the repayment of principal or payment of interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity or perceived capacity to make timely payment of principal and interest. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a debt security rated “below investment grade” in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board and described in the Prospectus. Judgment and other subjective factors play a greater role in the valuation of lower-rated (high-risk) debt securities than securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may adversely affect the value of a Fund’s investment in lower-rated (high-risk) debt securities along with its ability to dispose of that investment.

Since the risk of default is higher for “junk bonds,” Royce’s research and credit analysis play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. Royce’s analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody’s (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody’s (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody’s (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody’s (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics) without regard to gradations within those ratings categories.

Foreign Investments

Each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio may invest up to 25% of its net assets in the securities of companies that are headquartered in a foreign country. In addition, each Fund may invest in securities of companies whose economic fortunes are linked to foreign countries but do not meet the Fund’s definition of a foreign security (i.e., a security issued by a company that is headquartered in a foreign country). To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to foreign country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing “foreign securities.”

Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. There also may be restrictions on outside investment in certain other foreign jurisdictions, including major industry or market sector restrictions, or limitations on the total amount or type of position in any single issue. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund’s portfolio. Foreign investments may also be subject to heightened local economic and political risks, public health events, political, economic and social instability, confiscatory taxation, foreign exchange controls, sanctions, tariffs, trade barriers, war, military action or other armed conflict, periods of unrest or adverse diplomatic developments, large-scale human migration, possible difficulties in obtaining and/or enforcing legal judgments in foreign courts, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the value of the Fund’s foreign investments along with its ability to dispose of those investments. Investments in foreign securities also may be subject to restrictions or prohibitions on foreign investment, including prohibitions or restrictions on investments in specific industries or market sectors; limitations on the total amount or type of position in any single issuer; and possible imposition by foreign governments of prohibitions or substantial restrictions on foreign investments in their capital markets or in certain industries. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Although changes in foreign currency rates may adversely affect the value of the Funds’ foreign investments, Royce does not expect to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities it purchases on behalf of the Funds. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency hedging transactions.

Exchange control regulations in such foreign markets or sanctions against certain foreign governments or issuers may also adversely affect the value of the Funds’ foreign investments. Foreign exchange controls may also adversely affect the Funds’ ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

The risk factors noted above are generally heightened for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. See “Developing Countries,” below.

The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts (“ADRs”). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders.

With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Developing Countries

Each of Royce Small-Cap Portfolio and Royce Micro-Cap Portfolio may not invest more than 5% of its net assets in the securities of companies that are headquartered in developing countries. Generally, developing countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, Israel, and Western European countries (which include, Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom). The risk factors noted above in “Foreign Investments” are generally heightened for investments in developing countries. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investment in these countries by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain developing countries. Many of the securities markets in developing countries are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility. Developing countries may have antiquated legal systems with existing laws and regulations that are inconsistently applied. Generally, developing countries are not subject to as extensive and frequent accounting and financial reporting requirements as in the United States.

Transaction costs, including brokerage commissions and dealer mark-ups in developing countries may be higher than in the United States or other developed countries. Investments in developing countries also are subject to the risk that a future economic, military, or political crisis could lead to armed conflict, price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, foreign exchange controls, sanctions, tariffs, trade barriers, large-scale human migration, or creation of government monopolies, any of which may have a detrimental effect on the value of the Funds’ investments. In addition, each Fund may invest in securities of companies whose economic fortunes are linked to developing countries but do not meet the Fund’s definition of a developing country security. To the extent a Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to developing country risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing developing country securities.

Repurchase Agreements

In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

The Funds may engage in repurchase agreements which mature in seven days or less, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with recognized securities dealers, banks and the Fixed Income Clearing Corporation, a securities clearing agency registered with the SEC, each determined by Royce to represent acceptable credit risk. Nonetheless, there remains a risk that the counterparty in a repurchase agreement may fail to honor their obligations, potentially leading to financial losses for the Fund(s).

Artificial Intelligence (“A.I.”)

Royce investment staff members may, subject to compliance with applicable firm policies and procedures, use A.I. and big data analytics to assist in the completion of certain investment research tasks, including the processing and analysis of large amounts of information, including issuer financial statements and trading data. However, undue reliance on A.I. output involves risks, including data inaccuracies and algorithmic errors, which could adversely affect Fund performance if not detected. Royce’s policies and procedures prohibit Royce investment staff members from generating investment recommendations or investment advice using A.I.

Portfolio Turnover Rates

For the years ended December 31, 2024, and December 31, 2025, Royce Small-Cap Portfolio’s portfolio turnover rates were 36%, and 79% respectively. Relatively high portfolio turnover rates may result, in part, from asset flows into and out of the Fund that were triggered by allocation adjustment programs used by certain participating insurance companies.

Investments in Other Investment Companies and Exchange-Traded Funds

Each Fund may purchase, sell and invest in the securities of other investment companies, including money market funds, exchange-traded funds (“ETFs”), registered open-end and closed-end funds, and unregistered funds to the extent permitted under the 1940 Act. As a result, to the extent a Fund invests in another investment company, the investment performance of the Fund will be directly impacted by the investment performance of that investment company. Likewise, a Fund will be exposed to the same risks as such investment companies in direct proportion to the allocation of its assets among those investment companies. In addition, when a Fund invests in another investment company, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

ETFs are ownership interests in registered open-end funds, unit investment trusts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry, sector or asset class. The Funds also may, from time to time, purchase ETFs that sell short a portfolio of securities or other financial assets. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors. Each Fund also may invest in ETFs that use financial derivatives or leverage in an attempt to provide a multiple of the returns of the underlying index on a daily basis or the inverse of those returns. Investment exposure to these leveraged or inverse ETFs may increase a Fund’s volatility and magnify any losses.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is an investment company, unless an exemption has been obtained from the SEC, the limitations applicable to the Funds’ ability to purchase securities issued by other investment companies will apply.

Warrants and Rights

Each Fund may invest up to 5% of its total assets in warrants and rights. A warrant or right entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. These securities have no voting rights, pay no dividends, and have no liquidation rights. In addition, their market prices are not necessarily correlated with the market prices of the underlying securities.

The sale of warrants and rights held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants or rights held for one year or less generally results in a short-term capital gain or loss. The holding period for securities acquired upon exercise of a warrant or right, however, generally begins on the day after the date of exercise, regardless of how long the warrant or right was held by the Fund. The securities underlying warrants and rights could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P Small-Cap 600 Index, an unmanaged market-weighted index.

Investing in warrants and rights on a given security allows a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Thus, investing in warrants and rights permits a Fund to incur additional risk and/or to hedge against risk.

Illiquid and Restricted Securities

Neither Fund may invest more than 10% of its assets in securities for which market quotations are not readily available (referred to in this sub-section as “illiquid securities”). In addition, neither Fund may invest more than 15% of its net assets in restricted securities (i.e., securities subject to certain contractual or legal restrictions on resale). Restricted securities, sometimes referred to as private placements, are subject to contractual or legal restrictions on resale because they are not registered under the Securities Act. Such securities are purchased directly from the issuer, a control person of the issuer or another investor holding such securities. A large institutional market has developed for these unregistered privately placed restricted securities, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid securities so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices. For purposes of the operating policies relating to restricted securities, the Trust does not consider securities to be “restricted” if they may be sold by a Fund without restriction in the market in which they are primarily traded, outside the United States.

Large Redemptions; New Fund Risks; Fund Liquidations.

If one or more investors in a Fund initiate significant redemptions, the Fund may be required to dispose of assets to meet the redemption request. This may make ordinary portfolio management and rebalancing decisions more complicated to implement, may result in a Fund’s operating expenses being allocated over a smaller asset base, which generally results in an increase in a Fund’s expense ratio. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or for smaller or newer Funds or when a significant investor purchases, redeems or owns a substantial portion of a Fund’s shares. Because large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a Fund’s investment strategy, each Fund also reserves the right, to the extent permitted by applicable laws, rules, and regulations and any relevant contractual arrangements among the Fund, RFS, and/or Royce and the participating insurance companies, to satisfy a redemption request through the distribution of a Fund’s portfolio securities to a shareholder in full or partial satisfaction of such redemption request, rather than entirely in cash. In addition, under certain circumstances and when deemed to be in the best interest of a Fund, redemption proceeds may take up to seven calendar days to be sent after receipt of a redemption request in good order. Funds that are new or that do not have considerable operating histories also face greater risks that their investment strategies may not be successful, because the Fund may launch at an inopportune time or for other reasons. Newly organized Funds may not attract sufficient assets to achieve investment, trading, expense, or other efficiencies. In general, a Fund may be liquidated without shareholder approval and/or at a time that may not be favorable for all shareholders, which also may result in the Fund’s disposition of assets.

Investments by Affiliated and Non-Affiliated “Funds of Funds” in the Funds

Certain affiliated and non-affiliated investment companies may invest in the Funds in accordance with the requirements of the 1940 Act and Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”). These investment companies may be referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, a Fund may experience relatively large investments or redemptions, including liquidations, from a fund of funds due to an asset allocation rebalancing or other investment decision made by the investment manager of the applicable fund of funds. These asset flows may adversely affect performance by requiring the Fund to purchase or sell securities at inopportune times, including periods of reduced market liquidity, by otherwise limiting Royce’s ability to fully implement the Fund’s investment strategies, or by requiring the Fund to hold a larger portion of its assets in cash or highly liquid securities than it otherwise would hold. Asset flows initiated by a fund of funds may also result in higher portfolio turnover rates, increased payments of brokerage commissions, lower asset levels, and higher operating expense ratios for the Fund.

The Funds’ investment adviser, Royce, may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, Royce may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Royce has committed to the Board that it will resolve any potential conflict in the best interests of the shareholders of a Fund in accordance with its fiduciary duty to the Fund and that fund of fund investments in a Fund made pursuant to Rule 12d1-4 will comply with such Rule and the Funds’ related policies and procedures.

Royce will take such actions as it deems necessary or appropriate to mitigate any potential adverse impacts from such fund of funds investments or redemptions, including redeeming Fund shares in-kind rather than in cash. See “Redemptions in Kind” in this SAI for more information.

State Insurance Restrictions

The Funds are sold to Insurance Companies in connection with Variable Contracts, and will seek to be available under Variable Contracts sold in a number of jurisdictions. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If applied to the Funds, the Funds may be limited in their ability to engage in certain techniques and to manage their portfolios with the flexibility provided herein. In order to permit a Fund to be available under Variable Contracts sold in certain states, the Trust may make commitments for the Fund that are more restrictive than the investment policies and limitations described in this SAI and the Prospectus. If the Trust determines that such a commitment is no longer in the Fund’s best interests, the commitment may be revoked by terminating the availability of the Fund to Variable Contract owners residing in such states.

* * *

Royce believes that Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio are suitable investments for those investors who are in a financial position to assume above-average investment risks in the search for long-term capital appreciation.

This is intended only as a general statement of risk. Actual risk levels will vary over time and depending on many different facts and circumstances. Royce and the Funds are not in a position to advise on the suitability of an investment in the Funds as to any investor.

MANAGEMENT OF THE TRUST

The following tables set forth certain information regarding each Trustee and officer of the Trust. The Trustees have oversight responsibility for the Trust’s operations and are subject to various duties imposed on directors of registered investment companies under the 1940 Act and state law.

Name, Age and Address of Interested Trustees	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships During Past 5 Years
Christopher D. Clark (60) The Royce Funds One Madison Avenue New York, NY 10010	Trustee and President	Since 2014	Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director, and Member of the Board of Managers (since June 2015) of Royce, having been employed by Royce since May 2007.	15	None
*Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. All of the Trust’s Trustees are also Directors/Trustees of Royce Small-Cap Trust, Inc. (“RVT”), Royce Micro-Cap Trust, Inc. (“RMT”), Royce Global Trust, Inc. (“RGT”), and The Royce Fund (“TRF”) (collectively with the Trust, “The Royce Funds”).

Name, Age, and Address of Independent Trustees	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships Held during Past Five Years
Patricia W. Chadwick (77) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2009	Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Amica Mutual Insurance Company (1992 to 2024).	15	Voya Funds (2006 - 2022) Wisconsin Energy Corp. (2006 - 2022)
Christopher C. Grisanti (64) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2017	Chief Market Strategist (since September 2024), Chief Equity Strategist, and Senior Portfolio Manager (May 2020 to September 2024), MAI Capital Management LLC (investment advisory firm). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).	15	None
Cecile B. Harper (62) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2020	Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).	15	Alarm.com Holdings Inc.

Name, Age, and Address of Independent Trustees	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships Held during Past Five Years
Julia W. Poston (65) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2023

Director, Member of Nominating/Governance Committee, and Chair of Audit Committee, Merus Corporation (formerly Al. Neyer Corporation) (since 2020); Trustee, Miami University Foundation (since 2020); Director, Member of Governance Committee, and Chair of Audit Committee, Master Fluid Solutions (since 2021); and Trustee and Chair of Finance/Audit Committee, Cincinnati Museum Center (non-profit) (since 2015). Formerly Senior Client Partner (2002-2020) and Assurance Practice Group Leader for Ohio Valley Region (2014-2019), Ernst & Young, LLP (international accounting and services firm); and Audit Partner, Arthur Andersen LLP (international accounting and services firm) (1982-2002).

				15	AuguStar Variable Insurance Products Fund, Inc. The James Advantage Funds
Michael K. Shields (67) The Royce Funds One Madison Avenue New York, NY 10010	Trustee	Since 2015

Chairman, UNC Charlotte Investment Fund Board (since February 2016); Member, Halftime Carolinas Board (since February 2011); and Chief Investment Officer, National Christian Foundation (since April 2024). Formerly President and Chief Executive Officer, Piedmont Trust Company (privately owned North Carolina trust company) (from February 2012 to December 2023); Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait & Co. (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co-manager of Quality Growth Team, Scudder, Stevens & Clark (1992-1997).

				15	None
*Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. All of the Trust’s Trustees are also Directors/Trustees of RVT, RMT, RGT, and TRF.

Name, Age and Address of Trust Officers	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships During Past 5 Years
Peter K. Hoglund* (59) One Madison Avenue New York, NY 10010	Treasurer	Since 2015

Chief Financial Officer, Chief Administrative Officer and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

				N/A	None
Daniel A. O'Byrne* (63) One Madison Avenue New York, NY 10010	Vice President	Since 1994	Principal and Vice President of Royce, having been employed by Royce since October 1986.	N/A	None
Francis D. Gannon* (58) One Madison Avenue New York, NY 10010	Vice President	Since 2014	Co-Chief Investment Officer (since January 2014), Portfolio Manager (since September 30, 2024), and Managing Director of Royce, having been employed by Royce since September 2006.	N/A	None
John E. Denneen* (58) One Madison Avenue New York, NY 10010	Secretary and Chief Legal Officer	1996-2001 and since April 2002	General Counsel, Managing Director and, since June 2015, a member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce.	N/A	None
John P. Schwartz* (54) One Madison Avenue New York, NY 10010	Chief Compliance Officer	Since May 2022	Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).	N/A	None

*An “interested person” of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.

**Each officer will hold office for the year ending December 31, 2026, and thereafter until their respective successors are duly elected and qualified.

Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees.

•	Christopher D. Clark – In addition to his tenure as an interested Trustee/Director of The Royce Funds, Mr. Clark serves as the Chief Executive Officer, President, Co-Chief Investment Officer, and a Member of the Board of Managers of Royce, having been employed by Royce since 2007. Mr. Clark has over 25 years of investment and business experience, including extensive experience in the financial sector.

•	Patricia W. Chadwick – In addition to her tenure as an independent Trustee/Director of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities.

•	Christopher C. Grisanti – In addition to his tenure as lead independent Trustee/Director of The Royce Funds, Mr. Grisanti serves as Chief Market Strategist at MAI Capital Management LLC, an investment advisory firm. He previously co-founded and served as Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm. Mr. Grisanti has over 20 years of investment industry experience.

•	Cecile B. Harper – In addition to her tenure as an independent Trustee/Director of The Royce Funds, Ms. Harper has over 25 years of business experience in the asset management sector. In addition, Ms. Harper has served on the boards of various philanthropic entities.

•	Julia W. Poston – In addition to her tenure as an independent Trustee/Director of The Royce Funds, Ms. Poston serves as Chair of the Board’s Audit Committee, acting as liaison between the Board and the Funds’ independent registered public accountants, and is designated as an Audit Committee Financial Expert. Ms. Poston has over 40 years of business experience, including extensive experience in the financial sector. In addition, Ms. Poston serves on the boards of various operating companies, investment companies, and non-profit entities.

•	Michael K. Shields – In addition to his tenure as an independent Trustee/Director of The Royce Funds, Mr. Shields serves as Chairman of the UNC Charolotte Investment Fund Board and has served as President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company. Mr. Shields has over 30 years of investment and business experience, including extensive experience in the financial sector.

The Board believes that each Trustee’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee brings to the entire Board, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Trustee candidates (as described below).

To assist them in evaluating matters under Federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both Board and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Trust’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Trust and, as such, are not affiliated with Royce (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of a Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, five of the Trust’s six Trustees are Independent Trustees. The Board does not have a chair, but the President, an interested Trustee, acts as Chair at the Board meetings. The Independent Trustees have designated Christopher C. Grisanti as lead Independent Trustee. As lead Independent Trustee, Mr. Grisanti generally acts as chair of meetings or executive sessions of the Independent Trustees and, when appropriate, represents the views of the Independent Trustees to Royce management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Information relating to each Trustee’s share ownership in the Funds and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Trustee as of December 31, 2025, is set forth in the table below.

Trustee	Aggregate Dollar Range of Ownership in Royce Micro-Cap Portfolio	Aggregate Dollar Range of Ownership in Royce Small-Cap Portfolio	Aggregate Dollar Range of Ownership in The Royce Funds
Christopher D. Clark	None	None	Over $100,000
Patricia W. Chadwick	None	None	Over $100,000
Christopher C. Grisanti	None	None	Over $100,000
Cecile B. Harper	None	None	Over $100,000
Michael K. Shields	None	None	Over $100,000
Julia W. Poston	None	None	Over $100,000

The Board has an Audit Committee, comprised of Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, G. Julia W. Poston, and Michael K. Shields. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds’ independent accountants and for conducting post-audit reviews of the Funds’ financial statements with such independent accountants. The Trust has adopted an Audit Committee charter. Ms. Poston serves as Chair of the Audit Committee. Ms. Chadwick and Ms. Poston are designated as Audit Committee Financial Experts, as defined under SEC Regulations. During the year ended December 31, 2025, the Audit Committee held two (2) meetings.

The Board also has a Nominating Committee, comprised of Patricia W. Chadwick, Christopher C. Grisanti, Cecile B. Harper, Julia W. Poston, and Michael K. Shields. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Independent Trustees of the Trust and recommending its nominees for consideration by the Board. The Trust has adopted a Nominating Committee charter. While the Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Committee will review and consider nominations for the office of Trustee made by management and by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send their suggestions to the Secretary of the Trust, which should include biographical information and set forth their proposed nominee’s qualifications. During the year ended December 31, 2025, the Nominating Committee did not hold any meetings.

The Nominating Committee charter requires the Nominating Committee to identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the Board. In considering potential nominees, the Nominating Committee will take into consideration; (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or Independent Trustee of the Trust; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to stock exchange audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Trustee of the Trust; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Funds in light of the requirements of the Trust’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

The Board has a Distribution Committee, currently comprised of Christopher D. Clark. The Distribution Committee is responsible for, among other things, approving the Funds’ payment of dividends from net investment income and distributions from capital gains, if any, to ensure compliance with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxation.” During the year ended December 31, 2025, the Distribution Committee took action in respect of the Funds two (2) times through the issuance of written consents.

Board’s Oversight Role in Management

The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Trust’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of all five Independent Trustees) meets during its scheduled meetings, and, between meetings, the Chairman of the Audit Committee maintains contact with the Funds’ independent registered public accounting firm and the Trust’s Treasurer.

The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas including, but not limited to, business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Information relating to the Trustees who received compensation from the Trust, from the other funds in the group of registered investment companies comprising The Royce Funds, and from the Fund Complex, which includes the Legg Mason Funds, for the year ended December 31, 2025, is set forth in the table below.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from The Royce Funds paid to Trustees/ Directors	Total Compensation from Fund Complex*
Patricia W. Chadwick	$16,750	N/A	$223,500	$223,500
Christopher C. Grisanti	$18,816	N/A	$250,500	$250,500
Cecile B. Harper	$16,750	N/A	$223,500	$223,500
G. Peter O’Brien**	$16,750	N/A	$223,500	$724,250
Julia W. Poston	$18,127	N/A	$241,500	$241,500
Michael K. Shields	$16,750	N/A	$223,500	$223,500
* Represents aggregate compensation paid to each Trustee during the calendar year ended December 31, 2025, from the Fund Complex. As of the date of this SAI, the Fund Complex includes the 15 portfolios of The Royce Funds and the 48 portfolios of the Legg Mason Funds. In addition to serving as a Trustee/Director of The Royce Funds during the calendar year ended December 31, 2025, G. Peter O’Brien served as a Trustee/Director of the Legg Mason Funds during such period.
** Mr. O’Brien retired as Trustee/Director of The Royce Funds effective the close of business December 31, 2025.

For the period January 1, 2025, to December 31, 2025, each of the Independent Trustees was paid at an annual rate of $14,000 for serving on the Board, plus $550 for each Board meeting attended. These rates will remain in effect for the period January 1, 2026, to December 31, 2026. In addition, Mr. Grisanti and Ms. Poston were paid by the Trust at annual rates of $2,066 and $1,377 for serving as lead Independent Trustee and Chair of the Audit Committee, respectively, for the period January 1, 2025, through December 31, 2025. Mr. Grisanti and Ms. Poston will be paid these same annual rates for serving as Lead Independent Trustee and Chair of the Audit Committee, respectively, for the period January 1, 2026, through December 31, 2026.

Information Concerning Royce and Franklin Resources

On October 1, 2001, Royce & Associates, Inc., the Funds’ investment adviser, became a subsidiary of Legg Mason, Inc. (“Legg Mason”). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds’ investment adviser and a subsidiary of Legg Mason. Effective March 1, 2016, Royce & Associates, LLC converted to Royce & Associates, LP, a Delaware limited partnership. Royce & Associates, LP primarily conducts its business under the name Royce Investment Partners. Royce & Associates, LP’s general partner is Royce &

Associates GP, LLC (“Royce GP”). After the close of business on July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason in an all-cash transaction. The limited partners of Royce & Associates, LP are Legg Mason Royce Holdings, LLC (“Legg Mason Royce Holdings”) and certain employees of Royce GP. Royce & Associates, LP is more than 75% owned and controlled by Legg Mason Royce Holdings. Legg Mason Royce Holdings is, in turn, 100% owned and controlled by Legg Mason. Legg Mason is, in turn, 100% owned and controlled by Franklin Resources.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of March 31, 2026, Franklin Templeton had aggregate assets under management of approximately $1.68 trillion.

PRINCIPAL HOLDERS OF SHARES

As of April 1, 2026, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding shares of each Fund:

Fund and Share Class	Number of Shares	Type of Ownership	Percent of Outstanding Shares

Royce Capital Fund - Small-Cap Portfolio (Service Class)

Protective Life Insurance Co. VA	11,494,890	Record	80.74%
P.O. Box 2606
Birmingham, AL 35202-2606

Protective Life Insurance Co. VUL	1,425,900	Record	10.01%
P.O. Box 2606
Birmingham, AL 35202-2606

Midland National Life Insurance Co.	840,993	Record	5.91%
Separate Account C
8300 Mills Civic Parkway
West Des Moines, IA 50266-3833

Royce Capital Fund - Micro-Cap Portfolio (Service Class)

Protective Life Insurance Co. VA	1,215,585	Record	60.46%
P.O. Box 2606
Birmingham, AL 35202-2606

Pacific Select Exec Separate Acct.	568,665	Record	28.28%
Of Pacific Life Insurance Co.
700 Newport Center Dr.
Newport Beach, CA 92660-6307

Protective Life Insurance Co. VUL	152,176	Record	7.57%
P.O. Box 2606
Birmingham AL 35202-2606

Royce Capital Fund - Small-Cap (Investment Class)

Jefferson National Life Insurance Company	1,485,135	Record	42.80%
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

J.P. Morgan Chase Bank NA	949,759.937	Record	27.37%
Intelligent VUL
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262-8500

Protective Life Insurance Company	271,472	Record	7.82%
P.O. Box 2606
Birmingham AL 35202-2606

Delaware Life Ins Co. (US)	249,2609	Record	7.18%
Large Case VUL Separate
230 3rd Ave., Ste 26
Waltham MA 02451-7553

Royce Capital Fund - Micro-Cap (Investment Class)

IDS Life Insurance Company	4,532,696	Record	56.38%
222 Ameriprise Financial Center
Minneapolis, MN 55474-0002

Jefferson National Life Insurance Company	736,589	Record	9.16%
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Transamerica Life Insurance Company	514,477	Record	6.40%
EM Private Placement
4333 Edgewood Rd NE
Cedar Rapids, IA 52499-0001

Nationwide Life Insurance Company	504,936.176	Record	6.28%
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

As of April 1, 2026, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund and each of its classes.

INVESTMENT ADVISORY SERVICES

Services Provided by Royce

As compensation for its services under its Investment Advisory Agreement with the Trust, Royce is entitled to receive the following fees:

Fund	Percentage Per Annum of Fund’s Average Net Assets
Royce Micro-Cap Portfolio	1.00%
Royce Small-Cap Portfolio	1.00%

Such fees are payable from the assets of the relevant Fund and are allocated among each of its Share Classes based on the relative net assets of each class. Under the Investment Advisory Agreement, Royce (i) determines the composition of each Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Board; (ii) provides each Fund with investment advisory, research and related services for the investment of its funds; and (iii) pays any additional expenses incurred by the Trust in connection with promoting the sale of its shares and expenses incurred in performing its investment advisory duties under the Investment Advisory Agreement.

The Trust pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses to existing shareholders, proxy statements, shareholders’ reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated Trustees’ fees; and brokerage commissions. Please see the section of this SAI entitled, “Administration Agreement” for more information.

For each of the years ended December 31, 2023, 2024, and 2025, Royce received advisory fees from each Fund as follows:

	Advisory Fees Received by Royce	Advisory Fees Waived by Royce
Royce Micro-Cap Portfolio

2023	$1,259,824	$29,797
2024	$1,343,746	-
2025	$1,187,614	-

Royce Small-Cap Portfolio

2023	$2,874,375	$28,330
2024	$2,936,677	-
2025	$2,200,920	-

ADMINISTRATION AGREEMENT

The Trust, on behalf of the Funds, and Royce are parties to an Amended and Restated Administration Agreement, effective as of July 31, 2020 (the “Administration Agreement”). Under the terms of the Administration Agreement, Royce provides the Funds with, among other things, administrative, professional, compliance and clerical services; necessary personnel, office space and facilities and equipment; preparation of its prospectuses, statements of additional information and proxy statements, shareholders’ reports and notices and other reports and filings made to and with the SEC and/or other regulators; administering shareholder accounts, handling shareholder relations and such other services as Royce, subject to the Board, shall from time to time determine to be necessary or useful to perform its obligations under the terms of the Administration Agreement. Royce also, on behalf of the Funds, conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and other such persons in any such other capacity deemed to be necessary or desirable. Royce does not receive a fee under the terms of the Administration Agreement but rather is reimbursed by the Funds for any and all costs and expenses that it may incur in providing services under the Administration Agreement, including, without limitation, the costs and expenses relating to necessary personnel, rent, telephone, technology and supplies. The timing for such reimbursements by the Funds varies depending upon the type of expense involved. Such reimbursements may be made by the Funds on a quarterly, monthly, or more frequent basis. In accordance with the Administration Agreement, for the fiscal years ended December 31, 2024, and 2025, Royce received $215,059 and $228,038, respectively, in reimbursements from the Funds.

PORTFOLIO MANAGERS

The following table shows the dollar range of each Fund's shares owned beneficially and of record by the Portfolio Managers and Assistant Portfolio Manager for the Funds (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. Portfolio manager assignments in the table are provided as of May 1, 2026. Investment holdings information in the table is provided as of December 31, 2025.

Portfolio Manager Investments in Each Fund

Name	Dollar Range of Fund Shares Beneficially Owned	Total Ownership Interest in Fund Shares
Royce Capital Fund - Micro-Cap Portfolio
James P. Stoeffel (Portfolio Manager)	None	None
Andrew S. Palen (Assistant Portfolio Manager)	None	None

Royce Capital Fund - Small-Cap Portfolio
Jay S. Kaplan (Portfolio Manager)	None	None

Description of Portfolio Manager Compensation Structure

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers receive from Royce a base salary, Portfolio-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-	PORTFOLIO-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Portfolio-Related Variable Compensation that is either asset-based, or revenue-based and, therefore in part, based on the value of the net assets of the account for which the Portfolio Manager is being compensated, determined with reference to each of the registered investment company and other client accounts such person is managing. The revenue used to determine the quarterly Portfolio-Related Variable Compensation received by James P. Stoeffel and Andrew S. Palen that relates to RMT and by Andrew S. Palen that relates to RVT is performance-based fee revenue.

Payment of the Portfolio-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Portfolio-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period.

The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce investment strategy for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Portfolio Managers receive quarterly variable compensation based on Royce’s net revenues.

-	BENEFIT PACKAGE. Portfolio Managers also receive benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. Each Royce employee, including each Portfolio Manager, is also eligible to purchase shares of Franklin Resources, Inc. at a 15% discount to its closing price on certain dates in accordance with the terms and conditions of the Franklin Templeton Employee Stock Investment Plan.

Other Portfolio Manager Accounts

The following chart contains information regarding all Royce client accounts for which each Portfolio Manager has day-to-day management responsibilities. Portfolio Manager assignments in the table are provided as of May 1, 2026. Account information in the table is provided as of December 31, 2025. Accounts are grouped into three categories: (i) registered investment companies; (ii) private pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance Based	Value of Managed Accounts for which Advisory Fee is Performance Based
James P. Stoeffel
	Registered investment companies	4	$2,107,144,789	1	$630,804,415
	Private pooled investment vehicles	3	$49,609,108	--	--
	Other accounts*	1	$854,433,285	--	--
Andrew S. Palen
	Registered investment companies	6	$5,949,293,021	2	$2,795,242,285
	Private pooled investment vehicles	2	$163,394,166	--	--
	Other accounts*	--	--	--	--
Jay S. Kaplan
	Registered investment companies	3	$2,043,438,106	--	--
	Private pooled investment vehicles	--	--	--	--
	Other accounts*	--	--	--	--
*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Funds’ Rule 17j-1 Code of Ethics.

Potential Conflicts of Interest

Each Portfolio Manager’s day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably.

The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order, subject to Royce’s minimum ticket size requirements. Royce may, under certain circumstances, allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. See “Portfolio Transactions” below.

As described above, there is a revenue-based component of each Portfolio Manager’s Performance- Related Variable Compensation, and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, James P. Stoeffel and Jay S. Kaplan receive variable compensation based on Royce’s retained, pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of the Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Fund shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by Funds or other Royce client accounts to Royce), which relates to the management of one or more Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described herein, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-based revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to James P. Stoeffel and Andrew S. Palen, as Portfolio Managers of RMT, and to Andrew S. Palen, as a Portfolio Manager of RVT, is based, in part, on performance-based fee revenues. Each of RMT and RVT pays Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests). See “Code of Ethics and Related Matters” below. Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DISTRIBUTION

The Funds are engaged in a continuous offering of their shares. RFS, a wholly-owned subsidiary of Royce, is the distributor of each Fund’s Share Classes. RFS has its office at One Madison Avenue, New York, NY 10010. RFS’s corporate predecessor was organized in November 1982. RFS is a member of the Financial Industry Regulatory Authority, Inc.

As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, from the assets of the Fund or Share Class involved, a fee, paid monthly, equal to .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of the average net assets of each Fund’s respective Service Class shares. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions.

Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers, insurance companies and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds’ prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement.

In addition, RFS may make payments to insurance companies that provide personal service and recordkeeping/administrative/account maintenance services to Variable Contract owners. The Trust bears the expense of registering its shares with the SEC and the cost of filing for sales of its shares under the securities laws of the various states.

The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. Such distribution fee is paid to RFS regardless of whether expenses were incurred under the Plan. As required by Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Trustees, approved the Plan. No Independent Trustee of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

The Plan may be terminated as to any Fund or Share Class: (i) by the vote of a majority of the Independent Trustees or (ii) by the vote of a majority of the outstanding voting securities of such Fund or Share Class. Any change in the Plan that would materially increase the distribution cost to a Fund or Share Class requires approval by the shareholders of such Fund or Share Class; otherwise, the Trustees, including a majority of the Independent Trustees, as described above, may amend the Plan.

The Distribution Agreement may be terminated as to any Fund or Share Class at any time on 60 days’ written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding shares of such Fund or Share Class or by the vote of a majority of the Independent Trustees, if not sooner terminated in accordance with their terms, and will continue in effect for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board.

While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Independent Trustees.

For the fiscal year ended December 31, 2025, RFS received distribution and/or service (12b-1) fees from the Funds as follows.

Fund	Share Class	Net Distribution Fees	Distribution Fees Waived
Royce Micro-Cap Portfolio	Service Class	$42,450	None
Royce Small-Cap Portfolio	Service Class	$289,836	None

For the fiscal year ended December 31, 2025, all of the amounts paid by the Funds under their Distribution Plans ($332,286) were paid to RFS. RFS used such distribution fees primarily for (i) compensation to insurance companies and other financial intermediaries; (ii) printing expenses; and (iii) state registration fees for RFS. There were no unreimbursed expenses incurred during the fiscal year ended December 31, 2025, that are being carried over to future years and the Funds do not participate in any joint distribution activities with another series or investment company.

Neither the Plan nor the Distribution Agreement authorize the imposition of initial sales charges or contingent deferred sales charges (“CDSCs”) in connection with the purchase of shares covered by this SAI. As a result, the Share Classes are not subject to initial sales charges or CDSCs.

RFS, Royce, and/or certain of their affiliates may make payments to financial intermediaries that provide the opportunity to distribute the Funds through their sales personnel, provide access to their selling personnel or branch offices, place the Funds on the financial intermediary’s list of offered funds, and introduce investors to the Funds. Certain of these payments may be made from the resources of Royce and/or its certain of its affiliates, which resources may include profits from their relationships with the Funds.

As of December 31, 2025, Royce anticipates that the financial intermediaries that will receive payments relating to the Funds from Royce’s own resources include the following:

Ameriprise/RiverSource	Jefferson National Life/Inviva	Security Benefit Life
Brighthouse	Nationwide Investment Services	Symetra
Nassau Life Insurance Company	Ohio National	TIAA
Delaware Life Insurance Company

The payments described under this heading may be substantial and could influence financial intermediaries to recommend or sell a Fund over other mutual funds. You may ask your financial intermediary about these differing interests and how the financial intermediary and its employees and associated persons are compensated for administering your Fund investment. Such payments may benefit Royce to the extent that the payments result in more assets, on which fees are charged by Royce, being invested in a Fund. In addition, such payments may: (i) be substantial to any given financial intermediary, (ii) be more or less than comparable payments received by a financial intermediary with respect to other mutual funds, and (iii) exceed the costs and expenses incurred by the financial intermediary in performing the applicable services and activities in respect of the Funds.

CUSTODIAN

State Street is the custodian of each Fund’s securities, cash and other assets, but it does not participate in any Fund’s investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street’s main office is at One Congress Street, Suite 1, Boston, MA 02114-2016.

State Street is responsible for calculating the daily net asset value per share, maintaining the portfolio and general accounting records, and also provides certain shareholder services for each Fund and its Share Classes.

TRANSFER AGENT

SS&C GIDS, Inc. is the transfer agent and dividend disbursement agent for each Fund’s shares, but it does not participate in any Fund’s investment decisions. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by SS&C GIDS, Inc. at 330 W. 9th Street, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose primary address is 300 Madison Avenue, New York, NY 10017-6232, is the Trust’s independent registered public accounting firm, providing audit services, tax return preparation and assistance with the review of various SEC filings.

SECURITIES LENDING AGENT

State Street acts as the securities lending agent for the Funds (in such capacity, the “Lending Agent”). During the fiscal year ended December 31, 2025, the Lending Agent provided various services to the Funds, including locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral from borrowers as necessary, cash collateral management, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to the Funds at loan termination. For the fiscal year ended December 31, 2025, the table below reflects the dollar amounts of income received and the compensation paid to the Lending Agent, including any share of revenue generated by the securities lending program paid to the Lending Agent (“revenue split”), related to the securities lending activities of each Fund:

Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in revenue split*	Administrative fees not included in revenue split	Indemnification fee not included in revenue split	Rebate (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Royce Micro- Cap Portfolio	$69,631	$4,563				$39,200		$43,763	$25,868
Royce Small- Cap Portfolio	$1,534	$217				$88		$305	$1,229

PORTFOLIO TRANSACTIONS

Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund’s portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker can obtain the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, the priority accorded the order and other factors affecting the overall benefit obtained from the transaction.

In addition to considering a broker’s execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce uses commission dollars generated by agency transactions for the Funds and certain of its other client accounts to pay for such “research services.” Research services that are paid for in this manner assist Royce in carrying out its investment decision-making responsibilities. Research services may include, but are not limited to, general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to performance measurement, and may be provided in writing or orally. Brokerage services that are paid for in this manner include effecting securities transactions and incidental functions such as clearance, settlement and custody.

Royce is authorized, under its Advisory Agreement with the Trust and in accordance with Section 28(e) of the Exchange Act and SEC guidance issued under the Exchange Act, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce’s overall responsibilities with respect to its accounts. Royce does not consider liquidity rebates or payments for order flow to be significant factors when selecting brokers and setting broker commission rates.

Royce may use research and brokerage services furnished by brokers in connection with the effecting of securities transactions for the Funds in managing all of its client accounts, including: (i) certain discretionary client accounts that Royce reimburses to the extent commission dollars generated by agency transactions for such accounts are used to pay for such research and brokerage services and (ii) certain separately managed accounts for which Royce provides model portfolio services which do not generate commission dollars that may be used for research and brokerage services (together, the “Non-Participating Accounts”). Furthermore, the particular Fund that generated the applicable research or brokerage services is typically not the sole beneficiary (and, as to a particular service, potentially may not be a beneficiary at all); this is, in part, because some accounts regularly benefit from research or other services generated by trading by other accounts while themselves generating few or no commissions associated with such services. Royce does not attempt to allocate these kinds of benefits proportionately among its clients or, except in limited circumstances, to track the benefits of research and brokerage services to the commissions associated with a particular account or group of accounts. Royce’s receipt of these services also does not reduce the investment advisory fees payable to Royce by the Funds, even though Royce might have otherwise been required to purchase some of those services for cash. The arrangements thus present various conflicts of interest for Royce. Because research and other services paid for by the Funds can reduce Royce’s costs, Royce has an incentive both to prefer trades and brokers whose commissions pay for such services over potentially less expensive alternatives and to prefer higher volumes of trading over lower volumes. Those incentives also can be heightened when acting for clients with different trading profiles. Those client accounts with no or limited ability to generate commissions from trading (e.g., the Non-Participating Accounts or those accounts that trade less frequently) may increase the incentive for Royce to generate commissions from trading by the Funds.

In some cases, Royce may receive a service from a broker that has both a “research/brokerage” and a “non-research/non-brokerage” use. When this occurs, Royce makes a good faith allocation between the research/brokerage and non-research/non-brokerage use of the service. Only the portion of the service that is used for research/brokerage purposes may be paid for with commission dollars.

Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds’ shares, and Royce and/or RFS may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the shares of the Funds. RFS does not effect portfolio transactions on behalf of the Funds or any other Royce-advised accounts.

Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, such transactions will be effected pursuant to Royce's Trade Allocation Guidelines and Procedures. All purchase and sale orders for Royce client accounts are pre-allocated before execution of the relevant trade. In instances in which a portfolio manager has specified more than one participating client account and the allocation of securities between or among such accounts at or prior to the time of the execution of the trade, such trades will be averaged as to price and allocated as to amount to the identified Royce client accounts in accordance with such pre-allocations. (Partial fills of pre-allocated orders are generally allocated pro-rata based on the original pre-allocation.) In addition, a Royce Co-Chief Investment Officer may, on a case-by-case basis, require different pricing and/or allocation methodologies in order to ensure equitable treatment for all of the Royce client accounts involved, and shall, in such event, document in writing a description of such methodology and the rationale for its use. Whenever Royce is purchasing or selling the same security for more than one Royce client account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner that Royce believes to be equitable to each Royce client account. Trades for Royce client accounts that are managed by different portfolio managers are not generally averaged as to price as described above. Trades effected for Royce client accounts or segments within Royce client accounts using quantitative investment models are not subject to any price averaging or allocation methodology, including with one another. Under certain circumstances, Royce may allocate trades in a manner other than that described above if it determines that the allocation is fair and equitable under the circumstances. In some cases, this procedure may adversely affect the price paid or received by a client account or the size of the position obtained for a client account. In addition, on a limited, infrequent basis, and in accordance with written procedures, Royce may change initial allocations from one Royce client account to another Royce client account prior to the booking of the trade on the day after trade date when: (i) it is determined that a security is unsuitable or inappropriate for a particular Royce client account in the original allocation; (ii) there is insufficient cash in a Royce client account to which a security is initially allocated; (iii) there is a client-imposed restriction on the purchase of the security being allocated; or (iv) the portfolio manager has decided to change the initial allocation for some other reason.

From time to time, two portfolio managers with independent investment discretion over separate portions of a single Fund’s portfolio may place opposite direction trades for that Fund in the same security on the same day or within a short period of time of one another. Although Royce has taken certain steps designed to minimize the circumstances under which this will occur, it nevertheless could result in adverse tax consequences to the Fund’s taxable shareholders.

During each of the years ended December 31, 2023, 2024, and 2025, the Funds paid brokerage commissions as follows:

Fund	2023	2024	2025
Royce Micro-Cap Portfolio	$163,245	$135,085	$310,807
Royce Small-Cap Portfolio	$513,213	$338,510	$319,248

For the year ended December 31, 2025, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

Fund	Aggregate Amount of Brokerage Transactions Having a Research Component	Commissions Paid for Such Transactions
Royce Micro-Cap Portfolio	$112,988,595	$287,393
Royce Small-Cap Portfolio	$195,057,874	$255,026

As of December 31, 2025, the Fund held no securities of its regular broker-dealers or parents thereof

.

CODE OF ETHICS AND RELATED MATTERS

Royce, RFS and The Royce Funds have adopted a Code of Ethics under which directors (other than non- management directors), officers and employees of Royce and RFS (“Royce-related persons”) and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is being purchased, sold, or considered for purchase or sale by a Fund or any other Royce- advised account. The Code of Ethics permits such persons to engage in other personal securities transactions if: (i) the securities involved are certain debt securities, money market instruments/funds, shares of non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic investment plan, including, among other things, dividend reinvestment plans or employee-approved automatic payroll-deduction cash purchase plans; (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control; or (iii) they first obtain permission to trade from a Royce Compliance Officer and an executive officer of Royce. The Code of Ethics contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

Royce’s clients include a private investment company in which Royce, Royce-related persons and/or other Franklin Templeton affiliates may have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company’s realized and unrealized net capital gains from securities transactions, but less than 25% of the company’s equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce’s allocation policies and procedures. See “Portfolio Transactions,” below.

As of March 31, 2026, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of approximately $47 million and such persons beneficially owned equity interests in Royce-related private investment companies and other pooled investment vehicles totaling approximately $35 million.

PROXY VOTING POLICIES AND PROCEDURES

Royce has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself and client accounts for which Royce is responsible for voting proxies. Royce is generally granted proxy voting authority at the inception of its management of each client account. Proxy voting authority is generally either (i) specifically authorized in the applicable investment management agreement or other instrument; or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to Royce in the applicable investment management agreement. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce’s personnel are responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting authority. Royce is not responsible for voting proxies it does not receive. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Royce’s personnel are responsible for developing and maintaining a list of matters Royce treats as “regularly recurring” and for ensuring that instructions from a Royce Co-Chief Investment Officer are followed when voting those matters on behalf of Royce clients. Portfolio Managers may instruct the Head of Administration or such person’s designee that they do not want the regularly recurring matters to be voted in accordance with the standing instructions for their accounts in all or certain instances and individual voting instructions will be obtained from such Portfolio Managers as appropriate. Non-regularly recurring matters are all other proxy matters and are brought to the attention of the relevant portfolio manager(s) for the applicable account(s). After giving consideration to advisories provided by an independent third-party research firm with respect to such non-regularly recurring matters, the portfolio manager(s) directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment.

Notwithstanding the above, all matters identified by an independent third-party research firm as being “ESG” proposals are brought to the attention of the portfolio manager(s) for the account(s) involved by Royce personnel. After giving consideration to the recommendation from the independent third-party research firm, the portfolio manager will direct that such matters be voted in a way he or she believes appropriately takes into account environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk, and return potential of an investment. When Royce portfolio managers cast votes on “ESG” proposals, they take into account the risk that companies may face significant financial, legal, and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues.

Under certain circumstances, Royce may also vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. These would include, among others, excessive compensation, unusual management stock options, preferential voting, and poison pills. Royce’s portfolio managers decide these issues on a case-by-case basis. In addition, a Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote. From time to time, it is also possible that one Royce portfolio manager will decide: (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to, (i) when certain securities are out on loan at the time of a record date; (ii) when administrative or operational constraints impede Royce’s ability to cast a timely vote, such as late receipt of proxy voting information; and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third-party vendors).

To further Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce's interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third-party research firm.

You may obtain a copy of the Proxy Voting Procedures at www.royceinvest.com or by calling (212) 508-4500. Additionally, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request, by calling the Trust toll-free at (800) 221-4268 and on the SEC’s Internet site at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board has adopted policies and procedures with respect to the disclosure of portfolio holdings. It is the policy of the Funds to prevent the selective disclosure of non-public information concerning Fund portfolio holdings. Unless specifically authorized by the Funds’ Chief Compliance Officer, no non-public portfolio holdings information for a Fund may be provided to anyone except in accordance with the following Policy and Procedures.

Public Disclosure of Portfolio Holdings

No earlier than fifteen (15) days after the end of each calendar quarter, the Funds’ most recent complete quarter-end schedules of portfolio holdings will be posted on their respective websites. Such disclosures will remain accessible on the Funds’ websites until the posting of the portfolio holdings schedules for the next succeeding calendar quarter-end.

The Funds’ complete portfolio holdings are also available under Item 7 to Form N-CSRS and N-CSR, which filings are made with the SEC within sixty (60) days after the end of the Funds’ second fiscal quarter and fourth fiscal quarter, respectively. The Funds’ Form N-CSRS and N-CSR filings are available on the SEC’s website at http://www.sec.gov, while the portfolio holdings and financial statements contained therein are available on the Funds’ website at www.royceinvest.com/literature. Finally, the Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within sixty (60) days after the end of the Funds’ first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov, while the portfolio holdings contained therein are available on the Funds’ website at www.royceinvest.com/literature.

All other portfolio holdings information must first be posted on the Funds’ website before it is provided to anyone. Complete or partial portfolio holdings information may, therefore, be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, only if such information is based on the latest holdings information publicly available on the Funds’ website.

Non-Public Dissemination of Portfolio Holdings Information

From time to time, portfolio holdings information that is not publicly available may be required by the Fund’s service providers or other third parties in order to perform various services for the Funds, including, but not limited to, custodian services, pricing services, auditing, printing, legal, compliance, software support, proxy voting support and providing ratings for a Fund. Such persons may be provided with information more current than the latest publicly-available portfolio holdings only if: (i) more current information is necessary in order for the third party to complete its task and (ii) the third party has agreed in writing to keep the information confidential and to not use the information to trade securities. Non-public dissemination to a Fund service provider must be authorized by Royce’s Chief Operating Officer, Royce’s General Counsel or the Trust’s Chief Compliance Officer only after it is determined that such dissemination serves a legitimate business purpose in the best interest of shareholders.

At the present time, the Trust has ongoing arrangements with the following service providers to provide them with non-public portfolio holdings information with respect to the Funds:

State Street Bank and Trust Company – Information is provided daily with no time lag.

PricewaterhouseCoopers LLP – Information is provided as needed with no time lag.

Sidley Austin LLP – Information is provided with Board materials with a time lag of less than one week to ten weeks and may be provided at other times as needed.

Institutional Shareholder Services, Inc. (“ISS”) – Information is provided daily with no time lag.

Broadridge Financial Solutions, Inc. – Information is provided daily with no time lag.

Allied Printing Services, Inc. – Information is generally provided with a time lag of two weeks but may be provided with no time lag.

Automated Securities Clearance, LLC – Information is provided daily with no time lag.

Charles River Systems, Inc. – Information is provided daily with no time lag.

Factset – Information is provided daily with no time lag.

Bloomberg – Information is provided daily with no time lag.

William O’Neil & Co., Inc. – Information is provided daily with no time lag.

MSCI – ESG – Information is provided daily with no time lag.

ISS – ESG – Information is provided daily with no time lag.

S&P Capital IQ – ESG – Information is provided daily with no time lag.

Russell Investments – Information is provided daily with no time lag.

Sentieo (AlphaSense) – Information is provided daily with no time lag.

Fiduciary Trust Company of Canada – Information is provided daily with no time lag.

Franklin Templeton Investments Corp. – Information is provided daily with no time lag.

Evestment – Information is provided quarterly with no time lag.

Certain administrative employees of Franklin Resources, Royce’s ultimate parent company, or its subsidiaries regularly have access to the Funds’ portfolio holdings. All portfolio holdings information given to these employees is subject to the Franklin Resources Code of Conduct, which has been distributed to all such employees and prohibits the disclosure of confidential information.

Additionally, the Funds may occasionally reveal certain of their current portfolio securities to broker-dealers in connection with their executing securities transactions on behalf of the Funds. In such cases, the Funds do not enter into a formal confidentiality agreement with the broker-dealers. Also, the Board, Trust officers, and certain Royce employees, including fund accounting, legal, compliance, marketing, administrative and systems personnel, have access to the Funds’ portfolio holdings information prior to the time it is made public. All such persons are required by the Funds and Royce to keep such information confidential.

Incidental information about the portfolio holdings of the Funds (including information that a Fund no longer holds a particular security) may be provided to third parties when the extent of the information and its timeliness are such that it cannot reasonably be seen to give the recipient an advantage in trading Fund shares or to in any other way harm the Fund or its shareholders. However, information about a security holding may not be released if, in Royce’s judgment, it could be seen to interfere with the current or future purchase or sale activities of a Fund. In this respect, information about intended or ongoing transactions may not be released.

General information about a Fund’s portfolio securities holdings (not including the holdings themselves) that is derived from its holdings (that have or have not been publicly released) that do not reveal portfolio holdings are not subject to the Policy and Procedures. This would include such characteristics of a Fund as portfolio volatility, median capitalization, percentages of international and domestic securities or sector allocations.

Notwithstanding the above, no person is authorized under the Policy and Procedures to make a disclosure that is unlawful under the anti-fraud provisions of the Federal securities laws (as defined in Rule 38a-1 under the 1940 Act).

Nothing contained in the Policy and Procedures is intended to prevent the disclosure of portfolio holdings information as required by applicable law. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law (such as Form N-PORT and/or Schedules 13D, 13G and 13F), respond to requests from regulators, and comply with valid subpoenas. On an annual basis, the Trust’s Chief Compliance Officer will report to the Board on the operation and effectiveness of the Policy and Procedures.

Prohibitions on Receipt of Compensation or Other Compensation

The Policies and Procedures prohibit the Funds, Royce and any other person related to the Funds to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of the Funds’ portfolio securities holdings or other investment positions. “Consideration” includes any agreement to maintain assets in a Fund or in any other investment company or account managed by Royce or by any of its affiliated persons.

PRICING OF SHARES BEING OFFERED

The purchase and redemption price of each Fund’s shares is based on the current net asset value of the relevant Fund’s holdings. See “Net Asset Value Per Share” in the Funds’ Prospectus.

As set forth under “Net Asset Value Per Share” in the Funds’ Prospectus, State Street determines each Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally at 4:00 p.m. Eastern Time) on each day that the NYSE is open. The NYSE generally is open on all weekdays which are not holidays. Thus, the NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Funds have entered into agreements that authorize one or more insurance companies or other financial intermediaries to receive purchase and redemption orders on their behalf. Such insurance companies or other financial intermediaries may be authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a financial intermediary’s authorized designee, receives the order. Such orders will be priced at the Funds’ net asset value next computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee and accepted by the Fund.

REDEMPTIONS IN KIND

Conditions may arise in the future which would, in the judgment of the Board or Royce, make it undesirable for a Fund to pay for certain redemptions solely in cash. Royce Capital Fund also reserves the right, where permitted by applicable laws, rules, regulations and any relevant contractual arrangements between the Fund and the participating insurance companies, to satisfy a shareholder’s redemption request through the distribution of a Fund’s portfolio securities to such shareholder account in full or partial satisfaction of such redemption request. The distribution of a Fund’s portfolio securities to a shareholder account in full or partial satisfaction of a redemption request is often referred to as a “redemption-in-kind.” A shareholder will receive either a pro rata basket of Fund portfolio securities from which certain categories of securities may be excluded, including odd-lots, fractional shares, securities that, if distributed, would be required to be registered under the Securities Act of 1933, or such distribution would otherwise be contrary to applicable laws, rules, or regulations, or a custom basket of Fund portfolio securities, as part of any redemption-in-kind. Royce may, in its discretion, omit a security from a custom basket, or adjust the weighting of a security included in a custom basket, when processing a redemption-in-kind for a variety of reasons, including, without limitation, changes in the applicable Fund’s investment strategy and portfolio holdings, possession of material non-public information related to the relevant security, corporate actions, or because the relevant security is being “fair valued.”

Redemption in-kind proceeds will typically be made by delivering the relevant securities to the redeeming shareholder account within seven days after the receipt of a redemption request in Good Order. All portfolio securities distributed in connection with a redemption-in-kind will be valued for such purposes at the same value assigned to them in calculating the relevant Fund’s net asset value per share. If the Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you will bear market, liquidity, and other risks associated with all securities received as part of a redemption-in-kind. You also may have to pay transaction costs to dispose of such securities and may incur adverse tax consequences in connection with the redemption-in-kind. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period.

APPLICATION OF FREQUENT TRADING POLICY TO CERTAIN INVESTORS

As described in the Prospectus, under the Trust’s frequent trading policy, the Funds may, in certain circumstances, reject an investor’s purchase or exchange of Fund shares. In accordance with Rule 22c-2 under the 1940 Act, a Fund will not permit investors to purchase shares through certain intermediaries, including brokers, that do not have shareholder information agreements with either the Trust or RFS, acting on behalf of the Trust. Such shareholder information agreements are intended to help identify investors who engage in excessive trading through intermediaries. The Funds may elect to treat an intermediary that has no shareholder information agreement concerning the Funds as an individual investor with respect to the frequent trading policy. If the Funds make this election, they will not, with respect to the frequent trading policy, consider any individual order to transact Fund shares that an investor has submitted to the intermediary, but will instead consider only single transactions submitted by the intermediary. Depending in part on an investor’s relationship with the intermediary, this may have adverse consequences to the investor, such as the rejection of a transaction in Fund shares or the imposition of a fee, that would not be borne by other investors who deal with the Funds directly or through a different intermediary.

TAXATION

Shares of the Funds are offered solely to separate accounts of insurance companies that fund variable annuity contracts or life insurance policies described in Section 817(d) of the Code (the “Variable Contracts”). See the disclosure documents for the applicable Variable Contracts for a discussion of the tax consequences of owning such Variable Contracts.

Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Code. To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets. If it so qualifies, a Fund will not be subject to U.S. Federal income tax to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income. The Funds will not be subject to the 4% Federal excise tax imposed on regulated investment companies that do not distribute substantially all of their income and gains each calendar year so long as their only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts.

As of December 31, 2025, neither Royce Micro-Cap Portfolio nor Royce Small-Cap Portfolio had any capital loss carryforwards.

Each Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund’s distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund’s investments in foreign securities, such regulations could restrict that Fund’s ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement.

Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund’s cash available for distribution to shareholders.

If a Fund invests in stock of a so-called passive foreign investment company (“PFIC”), the Fund may be subject to U.S. Federal income tax on a portion of any “excess distribution” with respect to, or gain from the disposition of, the stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such year, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, this amount would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders. The Fund will make certain elections to mitigate the effect of these rules, if applicable, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements discussed above) without the concurrent receipt of cash.

If a Fund is treated as holding directly or indirectly 10% or more of the voting power or value of the stock (or other interests treated as equity for U.S. Federal income tax purposes) of a foreign corporation, and all 10% or greater U.S. shareholders collectively own more than 50% of the voting power or value of the stock of such corporation, the foreign corporation will be treated as a “controlled foreign corporation” (a “CFC”) for U.S. Federal income tax purposes. In such circumstances, the Fund would be required to report each year as ordinary income, its pro-rata share of the CFC’s earnings for such year, and such income would be subject to the 90% distribution requirement discussed above, whether or not such income is concurrently distributed to the Fund.

Investments of a Fund in debt securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires debt securities issued at a discount will be required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement when the Fund recognizes non-cash “phantom” income and to avoid income tax, the Fund may have to dispose of securities that it would otherwise have continued to hold.

A Fund’s transactions in options, futures contracts, and certain other transactions will be subject to special provisions of the Code (including provisions relating to “hedging transactions,” “straddles,” “wash sales,” and “section 1256 contracts”) that, among other things, may affect the character of gains and/or losses realized by the Fund (as short-term or long-term), accelerate recognition of income to the Fund or defer the allowance of Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may: (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% distribution requirement and avoid income tax.

Each Fund intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain diversification requirements on segregated asset accounts investing in the Funds. These requirements, which are in addition to the diversification requirements applicable to the Funds under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Funds may invest. Failure to meet the requirements of Section 817(h) could result in current taxation of a holder of a Variable Contract on the income of the Variable Contract.

The foregoing is only a general summary of some of the important U.S. Federal income tax considerations generally affecting the Funds. Changes in U.S. Federal income tax law occurring after the date of this SAI may be retroactive and may significantly affect the U.S. Federal income tax matters discussed above. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds’ activities, and this discussion must be read in conjunction with the discussion in the prospectuses and/or statements of additional information for the applicable Variable Contracts. It is not intended as a substitute for careful tax planning and does not discuss the taxation of insurance companies or the taxation of holders of Variable Contracts. Potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any U.S. Federal, state, local or foreign taxes applicable to the Variable Contracts and the holders thereof.

DESCRIPTION OF THE TRUST

Trust Organization

The Trust was established as a Delaware business trust, effective January 11, 1996. A copy of the Trust’s Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust’s office in New York, New York. The Trust’s business and affairs are managed under the direction of the Board.

The Trust has an unlimited authorized number of shares of beneficial interest, which the Board may divide into an unlimited number of series and/or classes without shareholder approval. (The Trust presently has two series, each of which has two Share Classes.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shares vote by individual series, except as otherwise required by the 1940 Act or when the Trustees determine that the matter affects shareholders of more than one series. The shares of each Share Class represent a pari passu interest in such Fund’s investment portfolio and other assets and have the same redemption and other rights. Service Class shares of each Fund have exclusive voting rights with respect to the Rule 12b-1 Plan.

Five of the six Trustees currently in office were elected by the Funds’ shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the shareholder-elected Trustees remain in office, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of 66 2/3% of the outstanding shares of the Trust and filed with the Trust’s custodian or by a vote of the holders of 66 2/3% of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting will be held upon the written request of the holders of at least 10% of the Trust’s outstanding shares. Upon the written request by 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust’s outstanding shares, stating that such shareholders wish to communicate with the Trust’s other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider the removal of a Trustee, the Trust is required to provide lists of its shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as provided above the Trustees may continue to hold office and appoint their successors.

Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their series. Shareholders have no preemptive rights. The Trust’s fiscal year ends on December 31.

The separate accounts of Insurance Companies and the trustees of qualified plans invested in the Funds, rather than individual contract owners or plan participants, are the shareholders of the Funds. However, each Insurance Company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, an Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures is contained in the applicable separate account prospectuses.

The Funds currently do not foresee any disadvantages to policy owners arising out of the fact that each Fund offers its shares to variable and variable life insurance separate accounts of insurance companies. Nevertheless, the Trustees intend to monitor events in order to identify any irreconcilable material conflicts that may arise due to future differences in tax treatment or other considerations and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw investments in one or more of the Funds and to substitute shares of another Fund. As a result, a Fund may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is deemed by the Trust to be in the best interests of the shareholders of the Fund.

Shareholder Liability

Generally, Trust shareholders will not be personally liable for the obligations of the Trust under Delaware law. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting shareholder trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject the Trust’s shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust’s assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of a Fund’s property of any Fund shareholder held personally liable for the Fund’s obligations. Thus, the risk of a Fund shareholder incurring financial loss beyond its investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business and the nature of its assets, management believes that the risk of personal liability to a shareholder is extremely remote.

SCHEDULE FOR COMPUTATION OF

PERFORMANCE QUOTATIONS PROVIDED IN ITEM 21

This Schedule illustrates the growth of a $1,000 initial investment in each Fund of the Trust by applying the “Annual Total Return” and the “Average Annual Total Return” percentages set forth in this Registration Statement in response to Item 21 to the following total return formula:

P(1+T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000

	T	=	average annual total return

	n	=	number of years

	ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year or other periods at the end of the 1, 5 or 10 year or other periods.

Royce Capital Fund - Micro-Cap Portfolio (Capital Fund-IC)

		(a)	1 Year Ending Redeemable Value (“ERV”) of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.1389)[1]=$1,139 ERV

		(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0917)[5]=$1,550 ERV

		(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.1014)[10]=$2,628 ERV

Royce Capital Fund - Micro-Cap Portfolio (Capital Fund-SC)

		(a)	1 Year Ending Redeemable Value ("ERV") of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.1358)[1]=$1,136 ERV

		(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.0885)[5]=$1,528 ERV

		(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0986)[10]=$2,560 ERV

Royce Capital Fund - Small-Cap Portfolio (Capital Fund-IC)

(a)	1 Year Ending Redeemable Value ("ERV") of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0893)[1]=$1,089 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.1066)[5]=$1,659 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0788)[10]=$2,136 ERV

Royce Capital Fund - Small-Cap Portfolio (Capital Fund-SC)

(a)	1 Year Ending Redeemable Value ("ERV") of a $1,000 investment for the one year period ended December 31, 2025:

1,000(1+0.0873)[1]=$1,087 ERV

(b)	5 Year ERV of a $1,000 investment for the five year period ended December 31, 2025:

1,000(1+0.1040)[5]=$1,640 ERV

(c)	10 Year ERV of a $1,000 investment for the ten year period ended December 31, 2025:

1,000(1+0.0763)[10]=$2,086 ERV

PART C - OTHER INFORMATION

Item 28.	Exhibits:

The exhibits required by Items (a) through (i), and (k) through (o), to the extent applicable to the Registrant, have been filed with the Registrant’s initial Registration Statement, Amendment Nos. 1 through 49 (File No. 333-07537), and Post-Effective Amendment Nos. 1 through 46 (File No. 333-01073) and are incorporated by reference herein.

(j)	Consent of PricewaterhouseCoopers LLP. Filed herewith.
(p)	Code of Ethics for The Royce Funds and The Royce Companies, as amended through February 26, 2026. Filed herewith.

Item 29.	Persons Controlled by or Under Common Control With Registrant

There are no persons directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

(a) Article IX of the Trust Instrument of the Registrant provides as follows:

“ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. None of the Trustees or officers of the Trust shall be responsible or liable for any act or omission or for neglect or wrongdoing by him or by any agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Indemnification. (a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof;

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i) who shall, in respect of the matter involved, have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or
(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)       To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)     Any repeal or modification of this Article IX by the Shareholders of the Trust, or adoption or modification of any other provision of the Trust Instrument or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3. Indemnification of Shareholders. If any Shareholder or former Shareholder of the Trust or of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets of the Trust or belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, for itself or on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust or the Series and satisfy any judgment thereon from the assets of the Trust or the Series.”

(b)(1)    Paragraph 8 of the Investment Advisory Agreement by and between the Registrant and Royce & Associates, LP (“Royce”) provides as follows:

“8.        Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding, or (ii) an independent legal counsel in a written opinion.”

(b)(2) Paragraph 9 of the Distribution Agreement made May 1, 2006 by and between the Registrant and Royce Fund Services, Inc. (now Royce Fund Services, LLC) provides as follows:

“9.       Protection of the Distributor. The Distributor shall not be liable to the Fund or to any series thereof for any action taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Distributor and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Distributor in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares. Notwithstanding the preceding sentences of this Paragraph 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Distributor against, or entitle or be deemed to entitle the Distributor to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Distributor is Entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Distributor was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Distributor was not liable by reason of such misconduct by (a) the vote of a majority of a quorum of the Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the action, suit or other proceeding or (b) an independent legal counsel in a written opinion.”

(d)       The Fund, its officers and directors, Royce, the Distributor and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Fund’s stockholders, and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $15,000,000, with a deductible amount of $250,000.

Item 31.	Business and Other Connections of Investment Adviser

Reference is made to the filings on Schedule D to the Application on Form ADV, as amended, of Royce & Associates, LP for Registration as Investment Adviser under the Investment Advisers Act of 1940.

Item 32.	Principal Underwriters

Royce Fund Services, LLC is the Registrant’s principal underwriter in connection with the sale of shares of the Registrant. Royce Fund Services, LLC is also the principal underwriter in connection with the sale of shares of The Royce Fund. The following are the directors and officers of Royce Fund Services, LLC, the principal place of business of which is One Madison Avenue, New York, New York 10010.

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
Christopher D. Clark	President	President
Francis D. Gannon	Vice President	Vice President

Item 33.

The accounts, books and other documents required to be maintained by the Registrant pursuant to the Investment Company Act of 1940, are maintained at the following locations:

Royce Capital Fund
One Madison Avenue
New York, NY 10010

State Street Bank and Trust Company
John Adams Building, 2 North
1776 Heritage Drive
North Quincy, MA 02171

Item 34.	Management Services

State Street Bank and Trust Company, a Massachusetts trust company (“State Street”), will provide certain management-related services to the Registrant pursuant to a Custodian Contract between the Registrant and State Street. Under such Custodian Contract, State Street, among other things, will contract with the Registrant to keep books of accounts and render such statements as agreed to in the then current mutually-executed Fee Schedule or copies thereof from time to time as requested by the Registrant, and will assist generally in the preparation of reports to holders of shares of the Registrant, to the Securities and Exchange Commission and to others, in the auditing of accounts and in other ministerial matters of like nature as agreed to between the Registrant and State Street. All of these services will be rendered pursuant to instructions received by State Street from the Registrant in the ordinary course of business.

Registrant paid the following fees to State Street for services rendered pursuant to the Custodian Contract, as amended, for the years ended December 31, 2023, 2024, and 2025:

2023:	$189,157*
2024:	$82,104
2025:	$89,555
* As a result of billing issues, fees for 2022 and 2023 were paid during this period.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 2026.

The Registrant represents that this Post-Effective Amendment is filed solely for one or more of the purposes set forth in paragraph (b)(1) of Rule 485 under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than as listed in paragraph (b)(1) of such Rule or one for which the Commission has approved a filing under paragraph (b)(1)(vii) of the Rule, has occurred since the latest of the following three dates: (i) the effective date of the Registrant’s Registration Statement; (ii) the effective date of the Registrant’s most recent Post-Effective Amendment to its Registration Statement which included a prospectus; or (iii) the filing date of a post-effective amendment filed under paragraph (a) of Rule 485 which has not become effective.

ROYCE CAPITAL FUND

By:	/s/ Christopher D. Clark
Christopher D. Clark, President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Christopher D. Clark	President and Trustee	April 30, 2026
Christopher D. Clark	(Principal Executive Officer)

/s/ Peter K. Hoglund	Treasurer	April 30, 2026
Peter K. Hoglund	(Principal Financial and Accounting Officer)

/s/ Patricia W. Chadwick	Trustee	April 30, 2026
Patricia W. Chadwick

/s/ Christopher C. Grisanti	Trustee	April 30, 2026
Christopher C. Grisanti

/s/ Cecile B. Harper	Trustee	April 30, 2026
Cecile B. Harper

/s/ Julia W. Poston	Trustee	April 30, 2026
Julia W. Poston

/s/ Michael K. Shields	Trustee	April 30, 2026
Michael K. Shields

NOTICE

A copy of the Trust Instrument of Royce Capital Fund is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.